UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

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PETMED EXPRESS, INC.

(Name of Registrant as Specified In Its Charter)

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PETMED EXPRESS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 31, 2020

TO THE OWNERS OF COMMON STOCK OF PETMED EXPRESS, INC.

The 2020 Annual Meeting of Stockholders (“Annual Meeting”) of PetMed Express, Inc., a Florida corporation (the “Company”) will be held on Friday, July 31, 2020 at 1:00 p.m., Eastern Time, at the Company’s headquarters, 420 South Congress Avenue, Delray Beach, FL 33445. We are actively monitoring the health and safety concerns and government recommendations and restrictions relating to the COVID-19 pandemic. In the event it is not possible or advisable to hold our Annual Meeting at our headquarters, we will host a virtual-only Annual Meeting. We anticipate making a final decision on our meeting location on or before July 10, 2020, and if the meeting will be virtual, we will announce this decision by press release and posting on our website at www.1800petmeds.com, as well as through a filing with the Securities and Exchange Commission as additional proxy materials. If you are planning to attend the Annual Meeting, please be sure to check our website for any updates in the days before our Annual Meeting. As always, we encourage you to vote your shares prior to the Annual Meeting.

The purposes of the meeting are:

1.	To elect six directors to our Board of Directors;

2.	To conduct an advisory vote on named executive officer compensation;

3.	To ratify the appointment of RSM US LLP as the independent registered public accounting firm for the Company to serve for the 2021 fiscal year; and

4.	To transact any other business as may properly come before the meeting.

       These items are described in the attached Proxy Statement.

Only stockholders of record at the close of business on Monday, June 1, 2020, the record date, are entitled to notice of and to vote at the Annual Meeting, or any adjournments or postponements of the Annual Meeting. On June 1, 2020, there were 20,166,382 shares of common stock issued and outstanding.

       We would like to extend a personal invitation for you to join us at our Annual Meeting. Your vote is important to us and to our business. We ask that you please cast your vote, as soon as possible. We encourage you to sign and return your proxy card or voting instructions via the Internet or mail prior to the meeting, so that your shares will be represented and voted at the meeting even if you attend the Annual Meeting. If you attend, you may withdraw your proxy and vote in person. An admission card, brokerage statement, or proof of ownership of the Company’s common stock, as well as a form of personal photo identification, must be presented in order to be admitted to the Annual Meeting.

       This Notice of Annual Meeting, and the accompanying Proxy Statement, form of proxy card and our Annual Report on Form 10-K for the year ended March 31, 2020 are first being distributed to stockholders on or about June 19, 2020.

By Order of the Board of Directors,

/S/ MENDERES AKDAG

MENDERES AKDAG

Chief Executive Officer, President, Director

Delray Beach, Florida

June 19, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on July 31, 2020: The Proxy Statement, along with our Annual Report on Form 10-K for the year ended March 31, 2020, is available at: http://viewproxy.com/1800petmeds/2020

PETMED EXPRESS, INC.

420 South Congress Avenue

Delray Beach, FL 33445

PROXY STATEMENT

This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors (“Board of Directors” or “Board”) of PetMed Express, Inc. (the “Company,” “PetMed Express, Inc.,” “we,” “us,” “our”) for use at our 2020 Annual Meeting of Stockholders (“Annual Meeting”). Our Annual Meeting will be held on Friday, July 31, 2020, at 1:00 p.m., Eastern Time, at the Company’s headquarters, 420 South Congress Avenue, Delray Beach, FL 33445. If you require directions to the Annual Meeting please call (561) 526-4444, extension 8195. If due to COVID-19 it is not possible or advisable to hold our Annual Meeting at our headquarters, we will in that case host a virtual-only Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS, ANNUAL MEETING, AND VOTING

What am I voting on?

1.	The election of six directors to our Board of Directors (Menderes Akdag, Leslie C.G. Campbell, Frank J. Formica, Gian M. Fulgoni, Ronald J. Korn, Robert C. Schweitzer).
2.	Executive compensation (an advisory non-binding vote).
3.	The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the 2021 fiscal year.

All director nominees are current Board members who were elected by stockholders at the 2019 Annual Meeting. Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, the Company does not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our stockholders give the proxy holders the authority to vote on such matter in their discretion.

What is a proxy?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Bruce S. Rosenbloom, our Chief Financial Officer and Alison Berges, our Corporate Secretary and General Counsel, as proxies for the 2020 Annual Meeting.

Why did I receive this Proxy Statement?

Our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting because you were a stockholder of record at the close of business on June 1, 2020, the record date, and are entitled to vote at the Annual Meeting. The Company has made this Proxy Statement and the Annual Report on Form 10-K for the year ended March 31, 2020 (“2020 Annual Report on Form 10-K”), along with either a proxy card or a voting instruction card, available to you on the Internet or, upon request, has delivered printed versions to you by mail beginning on or about June 19, 2020. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

As permitted by the rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials over the Internet. Accordingly, on or about June 19, 2020, the Company will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders of record and beneficial owners containing instructions on how to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the negative environmental impact of the Annual Meeting.

How will my proxy vote my shares?

Your proxy will vote according to your instructions. If you complete your proxy instructions but do not indicate your vote on one or all of the business matters, your proxy will vote “FOR” each of the nominees in item 1, and “FOR” items 2 and 3. Also, your proxy is authorized to vote on any other business that properly comes before the Annual Meeting in accordance with the recommendation of our Board of Directors.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

●	view the Company’s proxy materials for the Annual Meeting on the Internet; and
●	instruct the Company to send future proxy materials to you electronically by email.

 The Company’s proxy materials are also available on the Company’s website at:

http://www.1800petmeds.com/annualreports.jsp. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will help reduce any negative impact of the Company’s annual meetings of stockholders on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” The Proxy Statement, 2020 Annual Report on Form 10-K, and proxy card have been sent directly to you by us. If your shares are held in a stock brokerage account by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Proxy Statement and 2020 Annual Report on Form 10-K or a notice for electronic access of these materials have been forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.

How do I vote?

If your shares are held in street name, through a broker, bank, or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Stockholders of record can vote as follows:

●	By Mail: If you requested printed copies of the proxy materials by mail, stockholders should sign, date, and return their proxy cards in the pre-addressed, postage-paid envelope that is provided.
●

By Telephone or Internet: Stockholders may vote by proxy over the telephone or Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Street name holders, however, may vote by telephone or Internet only if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

●

At the Meeting: If you are a stockholder on the record date and attend the Annual Meeting, you may vote in person, by ballot, even if you have previously returned a proxy card. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a valid proxy from the organization that holds your shares. If you do not obtain a valid proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the Annual Meeting if you bring a recent bank or brokerage statement showing that you were the beneficial owner of the shares on June 1, 2020, the record date for voting.

Who is entitled to vote and how many votes do they have?

Holders of our common stock as of the close of business on June 1, 2020, the record date, are entitled to vote at the Annual Meeting. Each issued and outstanding share of our common stock is entitled to one vote. As of the record date, 20,166,382 shares of our common stock were outstanding and entitled to vote at the Annual Meeting. However, if you have shares held through a brokerage firm, bank, or other custodian, you may revoke your instructions only by informing the custodian in accordance with any procedures it has established.

What is a quorum of stockholders?

A quorum is necessary to hold a valid meeting. Shares representing the majority of the total outstanding common stock of the Company entitled to vote at the Annual Meeting, present or represented by proxy, constitute a quorum for the conduct of business at the meeting. If you vote or return a proxy card, your shares will be considered part of the quorum.

What vote is required for approval of the proposals?

Assuming a quorum is established:

●

In an uncontested election, as is occurring this year, directors must be elected by the affirmative vote of a majority of the votes cast at the Annual Meeting. Only votes cast “FOR” or “AGAINST” will affect the outcome of this proposal. Failure to receive the affirmative vote of a majority of the votes cast will trigger certain post-election resignation procedures (described below on page 16). (In the case of any contested director election, directors are elected by a plurality of the votes cast.)

●

The advisory vote on named executive officer compensation requires the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote on the matter. The vote is advisory and therefore not binding on our Board; however, the Board and the Compensation Committee of the Board will consider the result of the vote when making future decisions regarding our named executive officer compensation policies and practices.

●

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote on the matter.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

●	FOR each of the nominees for director set forth on page 6;
●	FOR the approval of named executive officer compensation set forth on page 6; and
●	FOR the ratification of the appointment of our independent registered public accounting firm set forth on page 7.

May I change or revoke my vote after I return my proxy card?

Yes, you may change your vote at any time before your shares are voted at the Annual Meeting by:

●	Notifying our Corporate Secretary, in writing at PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 that you are revoking your proxy;
●	Executing and delivering a later dated proxy card; or
●	If you are a stockholder of record, or a beneficial owner with a proxy from the stockholder of record, voting in person at the Annual Meeting.

Who will count the votes and where can I find the voting results of the Annual Meeting?

     A representative of Alliance Advisors LLC, a company contracted by us to assist the Company in the tabulation of proxies, and our Corporate Secretary and General Counsel, Alison Berges, will tabulate the votes and act as inspector of election. The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and will be published in a Current Report on Form 8-K that will be filed with the SEC within 4 business days following the Annual Meeting.

How are abstentions and broker non-votes counted?

Abstentions are considered shares present at the Annual Meeting in person or by proxy, and will be counted for purposes of determining whether a quorum is present. Broker non-votes refer to PetMed Express, Inc.’s shares held in street name by a brokerage firm or nominee organization (such as Cede & Co.) under circumstances where the beneficial owner has not instructed the broker or nominee as to how the shares should be voted. Broker non-votes are considered present by proxy for purposes of determining whether a quorum is present at the meeting.

If your shares are held in street name, the broker or nominee organization in whose name your shares are held is permitted to vote your shares on matters deemed “routine” at the Annual Meeting, even if you have not provided specific direction on how your shares should be voted. Under Florida law, abstentions and broker non-votes are not treated as votes “cast” and thus have no effect on the proposals at the Annual Meeting.

The only routine matter to be presented at the Annual Meeting is Item 3 (Ratification of the Appointment of Independent Registered Public Accounting Firm). If the broker firm or nominee organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

How do I get an admission card to attend the Annual Meeting?

If you are a stockholder of record, your admission card is attached to your proxy card. You will need to bring it with you to the Annual Meeting. If you own shares in street name, you will need to ask your broker or bank for an admission card in the form of a legal proxy. You will need to bring the legal proxy with you to the Annual Meeting. If you do not receive the legal proxy in time or you want to attend the Annual Meeting but not vote in person, bring your most recent brokerage statement or proof of ownership with you to the Annual Meeting. We can use that to verify your ownership of common stock and admit you to the Annual Meeting; however, you will not be able to vote your shares at the Annual Meeting without a legal proxy. Please note that if you own shares in street name and you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote in person. You will also need to bring a photo ID to gain admission.

Where can I find a list of stockholders entitled to vote at the Annual Meeting?

A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the Annual Meeting and for ten days prior to the Annual Meeting, during normal business hours, at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445.

Who is soliciting my proxy and who pays the cost?

The Company and its Board of Directors are soliciting your proxy. Our directors, officers, and employees may solicit proxies by email, telephone, mail, and personal contact. They will not receive any additional compensation for these activities. The Company will also reimburse brokerage firms, banks, and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you.

When are stockholder proposals, including director nominations, due for the 2021 annual meeting of stockholders?

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) stockholders may present proper proposals for inclusion in the Company’s 2021 proxy statement and for consideration at the 2021 annual meeting of stockholders by submitting their proposals to the Company, not less than 120 calendar days prior to the anniversary date of our Proxy Statement distributed to our stockholders in connection with our Annual Meeting. Therefore, proposals that stockholders wish to be included in next year’s proxy statement for the annual meeting of stockholders to be held in 2021 must be received at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445, addressed to the Corporate Secretary’s attention, no later than the close of business on February 19, 2021. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

Pursuant to our Second Amended and Restated By-Laws, a shareholder, or group of up to 20 shareholders, that has owned continuously for at least three years shares of the Company’s stock representing an aggregate of at least 3% of our outstanding shares, may nominate and include in the Company’s proxy materials director nominees constituting up to the greater of 2 or 20% of the Company’s Board, provided that the shareholder(s) and nominee(s) satisfy the requirements in the Company’s Second Amended and Restated Bylaws. Notice of proxy access director nominees must be received not less than 120 days nor more than 150 days prior to the anniversary date of our Proxy Statement distributed to our stockholders in connection with our Annual Meeting. Therefore, notice of such nominees must be received at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445, addressed to the Corporate Secretary’s attention, no earlier than the close of business on January 20, 2021 and no later than the close of business on February 19, 2021.

Pursuant to our Second Amended and Restated By-Laws, the Company must receive advance notice of any stockholder proposal, including the nomination of any stockholder candidates for the Board, to be submitted at the 2021 annual meeting of stockholders that is not presented for inclusion in our proxy statement. We must receive such notice not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting. Therefore, notice of such proposals must be received at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445, addressed to the Corporate Secretary’s attention, no earlier than the close of business on April 2, 2021 and no later than the close of business on May 2, 2021. Our Second Amended and Restated By-Laws set forth the information that is required in a written notice of a stockholder proposal.

How may I communicate with the Company’s Board, a committee of the Board or the non-management directors on the Company’s Board?

You may contact any of our directors by writing to them c/o PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chair of the Audit Committee at the address above. Our directors may at any time review a log of all correspondence received by the Company that is addressed to the independent members of the Board and request copies of any such correspondence.

Can different stockholders sharing the same address receive only one Annual Report on Form 10-K and Proxy Statement?

Yes. The SEC permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering only one annual report and proxy statement to that address. This process which is commonly referred to as “householding” can effectively reduce our printing and postage costs. Under householding, each stockholder would continue to receive a separate proxy card or voting instruction card. Certain of our stockholders whose shares are held in street name and who have consented to householding will receive only one set of our Annual Meeting materials per household this year. If your household received a single set of our Annual Meeting materials this year, you can request to receive additional copies of these materials by calling or writing your broker, bank, or other nominee. If you own your shares in street name, you can request householding by calling or writing your broker, bank, or other nominee.

ITEM 1 - ELECTION OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the election of the following nominees for director:

Menderes Akdag, Leslie C.G. Campbell, Frank J. Formica, Gian M. Fulgoni, Ronald J. Korn, and Robert C. Schweitzer

The Company’s Bylaws provide that the Board of Directors of the Company shall consist of not less than three or more than eleven individuals. Our Board of Directors currently consists of six members. Each of our current directors was elected by our stockholders at the annual meeting of stockholders in 2019. Our Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has nominated the six persons listed to stand for election for a new term. Each of the nominees listed is currently serving as a director. Each of the nominated directors has agreed to serve if elected. If elected the directors will serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal. However, if for some reason one or more of them is unable to accept nomination, or election, the Board may decrease the size of the Board, leave a vacancy unfilled or may designate a substitute nominee(s), and the proxies will be voted for the election of any such substitute nominee(s) designated by our Board of Directors. Biographical information for each nominee for director is presented below under “Nominees for Directors of PetMed Express, Inc.”

The Board and the Corporate Governance and Nominating Committee believe that each of the director nominees possesses important experience and skills that provide the Board with an optimal balance of leadership, competencies, qualifications, and diversity in areas that are important to the Company, and that each of the director nominees has high ethical standards, acts with integrity and exercises careful, mature judgment. Each director nominee is committed to employing his and her skills and abilities to aid the long-term interests of our stockholders. In addition, our director nominees are knowledgeable and experienced in one or more business, governmental, or academic endeavors, which further qualifies them for service as members of the Board.

ITEM 2 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Board of Directors unanimously recommends a vote “FOR” the approval of the named executive officer compensation described in this Proxy Statement.

In accordance with the requirements of Regulation 14A of the Exchange Act and the related rules of the SEC, we are asking our stockholders to approve, on a non-binding, advisory basis; the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC (a “say-on-pay”). This vote is advisory, which means that the vote on named executive officer compensation is not binding on the Company, the Company’s Board of Directors or the Compensation Committee of the Board of Directors. However, the Compensation Committee and the Board value the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.

The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Company’s named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. At our 2019 annual meeting of stockholders, our named executive officer compensation program was approved, on an advisory basis, by 73% of the votes cast.

Our Compensation Committee believes that this level of approval is indicative of our stockholders’ general support of our compensation philosophy and goals. We encourage stockholders to read the Compensation Discussion and Analysis, the Fiscal 2020 Summary Compensation Table and the other related tables and disclosure, beginning on page 26 of this Proxy Statement, which describe the details of our named executive officer compensation program and the decisions made by the Compensation Committee.

Accordingly, we ask the Company’s stockholders to vote on the following resolution at the Annual Meeting: “RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Fiscal 2020 Summary Compensation Table and the other related tables and disclosure.”

We currently conduct annual advisory votes on executive compensation and expect that the next say-on-pay vote will occur at our 2021 annual meeting of stockholders.

ITEM 3 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021.

The Audit Committee of our Board of Directors has approved and re-appointed RSM US LLP to audit our fiscal year 2021 consolidated financial statements. RSM US LLP (formerly Goldstein Golub Kessler LLP, McGladrey & Pullen, LLP, and McGladrey LLP) has served us in this capacity since March 2001. Representatives of the firm may be available at the Annual Meeting to make a statement, if they choose, and to answer any questions you may have.

DIRECTOR QUALIFICATIONS AND DIVERSITY

There are certain minimum qualifications for Board membership that director candidates should possess, including strong values and discipline, high ethical standards, a commitment to full participation on the Board and its committees, and relevant experience. “Diversity of race, ethnicity, gender and age are important factors in evaluating candidates for Board membership” as set forth in the Corporate Governance and Nominating Committee Charter (“Charter”). The Charter thus provides that a commitment to diversity is a consideration in the identification and nomination of director candidates. The Corporate Governance and Nominating Committee and the full Board implement and assess the effectiveness of these guidelines and the commitment to diversity by referring to the Charter in the review and discussion of Board candidates when assessing the composition of the Board. On an annual basis, the Corporate Governance and Nominating Committee reviews its own performance, leads the Board in its annual review of the Board's performance, and reviews the Board structure to determine whether there is a need for an addition to the Board. In fiscal 2020 the Corporate Governance and Nominating Committee created a Board attributes matrix, in order to identify the current Board’s attributes and determine desirable skills to add to the Board. In the event that either a vacancy on the Board occurs or the Corporate Governance and Nominating Committee determines that there is a need for an addition to the Board, as part of its authority and responsibilities as specified in its Charter, the Corporate Governance and Nominating Committee seeks individuals qualified to become Board members for recommendation to the Board, including evaluating persons suggested by stockholders or others.

The criteria for open Board positions, if any, includes, among others, the current composition of the Board, the range of talents, experiences, and skills that would best complement those already represented on the Board, the balance of management and independent directors, the need for financial or other specialized expertise, diversity, and a willingness and ability to devote adequate time to our Board’s duties. The assessment of candidates includes a review of the nominee's judgment, experience, independence, possible conflicts of interest, understanding of the Company's or other related industries, and such other factors as the Corporate Governance and Nominating Committee concludes are pertinent in light of the current needs of the Board. The Corporate Governance and Nominating Committee then conduct appropriate inquiries into the backgrounds and qualifications of possible nominees in an effort to determine each proposed nominee's qualifications for service on the Board.

NOMINEES FOR DIRECTORS OF PETMED EXPRESS, INC.

The biographies of each of the director nominees, below, support the conclusion that these individuals are dedicated, ethical, highly regarded, and qualified to serve as directors of the Company. They collectively possess a variety of skills, professional experience, and diversity of backgrounds allowing them to effectively oversee the Company’s business, and if elected, would constitute a balanced and multi-disciplinary Board composed of qualified individuals. The biographies each contain information regarding the person’s service as a director, business, educational, and other professional experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, during the last ten years or beyond if material, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director for the Company. The Company believes that the backgrounds and qualifications of the director nominees considered as a group should provide diverse business and professional capabilities, along with the experience, knowledge and other abilities that will allow the Board to fulfill its responsibilities.

MENDERES AKDAG, 59, Chief Executive Officer, President, Director

Mr. Akdag has served as the Company’s Chief Executive Officer since March 2001 and as President since August 2005, and was appointed to the Board of Directors in November 2002, bringing a breadth of experience in the areas of direct response marketing, operations, and finance. Mr. Akdag is also a member of the Company’s Investment Committee. Mr. Akdag has played a vital role in the continuing development and implementation of the Company’s strategic business plan, leading the Company into its expansion into online retail sales and pursuing nationwide recognition of the Company’s brand. At the time Mr. Akdag accepted the position as Chief Executive Officer, the Company had net operating losses and an accumulated deficit. Since he joined the Company, annual sales have increased from $10.0 million to $284.1 million, and the diluted earnings per share have increased, from a $0.28 loss to $1.29 earnings.

In 2009, Mr. Akdag was an Ernst & Young® Entrepreneur of the Year Florida Winner in the retail category as well as a national finalist. Recognized globally, the award honors the most outstanding entrepreneurs who inspire others with their vision, leadership, and achievement. Mr. Akdag holds a Bachelor of Science degree in Business Administration with a major in finance from the University of Florida where he graduated with high honors.

Prior to joining PetMed Express, Mr. Akdag served as Chief Executive Officer of International Cosmetics Marketing Co. d/b/a Beverly Sassoon & Co., a publicly held (PS:SASN) direct sales company distributing skin care and nutritional products, from November 2000 until March 2001. From May 1991 until August 2000, Mr. Akdag was employed by Lens Express, Inc., a direct sales company distributing replacement contact lenses. While there, Mr. Akdag served as Chief Financial Officer from May 1991 until August 1992, as Chief Executive Officer from August 1992 until May 1996, and as President from May 1996 until August 2000. From May 1991 until May 1996, Mr. Akdag was also a member of the Board of Directors.

Mr. Akdag’s wide-ranging expertise in strategic planning, direct response marketing, operations and finance, and his leadership capabilities, are recognized as invaluable by the Board of Directors. As a member of the Board, Mr. Akdag is able to offer our Board of Directors critical insight into Company-specific issues, and to make very significant contributions to the Board’s decision-making processes.

LESLIE C.G. CAMPBELL, 61, Director, Chair of the Corporate Governance and Nominating Committee

Ms. Campbell has served as a member of our Board of Directors since July 2018. Ms. Campbell is also the Chair of the Corporate Governance and Nominating Committee, and a member of the Audit and Compensation committees, and is considered to be an “audit committee financial expert” within the meaning of Item 407(d) (5) of Regulation S-K. Ms. Campbell is an experienced public board director and international executive with multi-disciplinary expertise, a history of global leadership, and success in formulating strategies that optimize processes and performance of enterprises from start up to multi-billion dollar market caps.

A frequent and sought-after speaker and panelist on corporate governance matters, and an audit committee financial expert, Ms. Campbell was named to WomenInc. magazine’s list of Most Influential Corporate Board Directors. She is particularly recognized for strategic planning, for her international and technology experience, for demonstrating deep customer and product understanding and focus, for her supply chain expertise, and for creating high performance, cross-cultural teams that deliver measurable results.

Since May 2016, Ms. Campbell has been a member of the Board of Directors of Coupa Software, Inc. (NASDAQ: COUP) a leading provider of Business Spend Management (BSM) solutions, where she is the Chair of the Nominating and Corporate Governance committee and serves on the Audit committee. In 2017, Ms. Campbell joined the Growth Advisory Board of Diligent, the privately held creator of Diligent Boards, the widely used board portal. In 2019 she joined the advisory board of privately held Grapevine Solutions, a commercial relationship insights platform. From 2013 to 2019, she was a member of the Board of Directors of Bideawee, Inc., one of America’s first no-kill animal rescues, and served there as Vice Chairman and a member of the Executive Committee, as well as on the Finance, Audit and Compensation committees.

Until 2012, Ms. Campbell served as Chief Procurement Officer for Reed Elsevier, a world leading provider of professional information solutions in the science, medical, legal, risk, and business sectors. After joining Reed Elsevier in September 2007, Ms. Campbell successfully transformed the procurement function, creating and running the first global procurement organization in the company’s history. In 2011, Supply Chain Digital named her one of the top CPO’s in the world, and in 2013, Ms. Campbell was recognized by Ariba Systems (SAP) with their Lifetime Achievement award. She served on the Advisory Board of the Procurement Leaders Network, and has been a contributing columnist to Procurement Leaders magazine, and is a speaker and panelist on topics of digital transformation, and the supply chain and spend management industry.

Prior to joining Reed Elsevier, Ms. Campbell was Vice President, Worldwide Procurement at Dell, Inc. where she first had responsibility for the indirect procurement teams globally, and then led the global platforms procurement team globally from the company’s Austin headquarters. Prior to her procurement tenure, Ms. Campbell was based in Paris, France where she was Vice President and General Manager of the Dell Global Segment business for Europe, Middle East and Africa, running the business responsible for Dell’s largest and most global customers.

Ms. Campbell joined Dell from Oracle, where she led the Corporate Purchasing organization from 1990 until 1998. Prior to Oracle, she spent nearly 8 years with KPMG, first in the Audit department, and later in the International and High Technology Tax Practice. Ms. Campbell holds a BA degree in Business Administration from the University of Washington.

Ms. Campbell’s extensive and high level experience in the financial services and technology industries, as well as her board experience with other private and public corporations, enables her to make very significant contributions to the Board’s decision making processes, especially in strategy, corporate governance, financial, technology and supply chain matters. The depth and breadth of Ms. Campbell’s experience and skills are also evident by the fact that she qualifies as an audit committee financial expert.

FRANK J. FORMICA, 76, Director

Mr. Formica has served as a member of our Board of Directors since August 2003, bringing considerable legal knowledge to the Board as well as a substantial familiarity and significant understanding of the rules and regulations of the SEC and the NASDAQ Stock Market LLC. Mr. Formica is also a member of the Audit, Compensation, and Corporate Governance and Nominating committees.

Since 1999, Mr. Formica has served as a legal consultant and expert in corporate securities and securities industry litigation and arbitration. From 1969 until 1999, Mr. Formica held various positions with the National Association of Securities Dealers (“NASD”), now known as the Financial Industry Regulatory Authority (“FINRA”), the self-regulatory organization responsible for the regulation of registered broker-dealers in the United States. His positions have included Vice President and Deputy General Counsel, Director of the NASD’s Corporate Financing Department and Director of the Congressional and State Liaison Department.

Mr. Formica’s career began in 1969 with the NASD’s Office of General Counsel as an enforcement attorney handling broker/dealer administrative proceedings at the national level as well as drafting and interpreting NASD rules and regulations. In 1977 he was named Vice President and Deputy General Counsel responsible for the day-to-day operations of the Office including litigation, administrative proceedings before the Board of Governors and the SEC, legal advice to the Board of Governors, and drafting and adopting NASD rules, interpretations and policies.

In 1984 he was named Director of the NASD’s Corporate Financing Department which was responsible for the review of underwriting arrangements and after-market trading of public offerings of securities and the rules and regulations relating to sales practices in those offerings. The Department was also responsible for the regulation of the distribution and sale of limited partnerships and other direct participation programs. In 1990 Mr. Formica became Director of the NASD’s Congressional and State Liaison Department which represented the NASD before the United States Congress, the federal banking regulatory agencies and state legislatures and securities administrators. In that capacity he worked with the various committees of the US Congress on legislation and other matters affecting the financial markets and the regulation of those markets. He also worked with state securities administrators and the SEC on coordination of enforcement activities and other areas involving the regulation of brokers/dealers. Mr. Formica retired from the NASD in 1999.

Mr. Formica received his Juris Doctor degree from the Washington College of Law at American University and an undergraduate degree from Ohio University. He is a retired member of the New York State Bar. He has been a frequent speaker in programs relating to securities laws and regulations including the American Bar Association, the Practicing Law Institute, the NY Law Institute, the Securities Industry Association, the Real Estate Securities Syndication Institute, the North American Securities Administrators Association and NASD compliance conferences.

Mr. Formica’s extensive and high level experience in the corporate securities industry and as well as his education in the law and experience in government relations, enable Mr. Formica to make very significant contributions to the Board’s decision-making processes especially in matters of securities laws and regulations, and corporate governance.

DR. GIAN M. FULGONI, 72, Director, Chair of the Compensation Committee

Dr. Fulgoni has served as a member of our Board of Directors since November 2002, contributing extensive marketing and advertising knowledge to the Board. Dr. Fulgoni became Chair of the Compensation Committee in 2020, and is also a member of the Audit and Corporate Governance and Nominating committees.

Dr. Fulgoni had previously been a member of our Board of Directors from August 1999 through November 2000, but left to devote his time to comScore, Inc., (at that time, ComScore Networks, Inc.), (NASDAQ:SCOR), a digital data and analytics company that he had co-founded, and now a recognized global leader in measuring the cross-platform world. He served on the comScore board from 1999 until April 2018. He served as Executive Chairman from 1999 to March 2014, Chairman Emeritus from March 2014 to August 2016, and Chief Executive Officer from August 2016 to November 2017.

From 1981 until 1998, Dr. Fulgoni served as President and Chief Executive Officer of Information Resources, Inc. (IRI), (then: NASDAQ: IRIC), a leading global supplier of retail scanner data and software services to the Consumer Packaged Goods (CPG) industry, where he grew the company’s revenues at an annual rate of 40% to more than $500 million annually and its market value to $1.5 billion. In 1996, IRI was recognized by Advertising Age magazine as the largest U.S. market research firm.

Additionally, by the time Dr. Fulgoni joined the Company’s Board, he had already been involved in the growth of other successful public companies. From 1991 until 1999, he served as a member of the board of Platinum Technology, Inc., during which time the company grew from $80 million to more than $1 billion in annual revenues and established itself as a global leader in the software services industry. In 1999, Platinum Technology was acquired by Computer Associates in an all-cash transaction valued at $4.0 billion -- at the time the largest-ever acquisition in the software industry.

      He had also served on the board of U.S. Robotics from 1991 to 1994, prior to its acquisition in 1997 by 3 Com in a transaction valued at $8 billion, and in 1999, Dr. Fulgoni served on the board of yesMail.com, a leading supplier of permission-based e-mail services. In March 2000, yesMail.com was acquired by CMGI for approximately $700 million.

Dr. Fulgoni has repeatedly been recognized for his entrepreneurial skills. In 1991 and again in 2004, he was named Illinois Entrepreneur of the Year, the only person to have twice received that honor. In 1992, Dr. Fulgoni received the Wall Street Transcript Award for outstanding contributions as CEO in enhancing the overall value of IRI to the benefit of its stockholders. In 2008, Dr. Fulgoni was inducted into the Chicago Entrepreneurship Hall of Fame and was also an Ernst & Young® Entrepreneur of the Year award winner in the services category, and was a national finalist. In 2014, the Advertising Research Foundation (ARF) conferred on him a Lifetime Achievement Award for outstanding contributions to the ARF board and support of the ARF community. In 2018, he received a Lifetime Achievement Award from CableFax and the Erwin Ephron Demystification Award from the Advertising Research Foundation. In 2019, Dr. Fulgoni was inducted into the Market Research Hall of Fame.

Educated in the United Kingdom, Dr. Fulgoni holds a M.A. degree in Marketing from Lancaster University and a BSc. degree in Physics from the University of Manchester.  In 2012, he was awarded an Honorary Fellowship by the University of Glamorgan in Wales in recognition of his entrepreneurial skills and achievements in market research. In 2016, Dr. Fulgoni was awarded a Doctor of Science honoris causa degree by Lancaster University to mark his outstanding contribution to the field of global market research.

In addition to serving on the Company’s Board, Dr. Fulgoni also currently serves on the Board of Directors of Prophet, a brand and marketing consulting company; Fluree, a company that has pioneered a data-first technology approach with its data management platform; Varcode, a next generation cold chain temperature management solution; the North American Foundation for the University of Manchester (NAFUM); and the Senior Advisory Board for the Journal of Advertising Research. Dr. Fulgoni is also a venture partner at 4490 Ventures, a Midwest venture capital fund. Dr. Fulgoni’s extensive and high-level experience in strategic and marketing industry trends allows him to bring an informed perspective and thoughtful insights and guidance to strategic and marketing industry issues. This, as well as his executive and board involvement with other businesses and organizations, enables Dr. Fulgoni to make very significant contributions to the Board’s decision-making processes especially in evaluating marketing opportunities for the Company.

RONALD J. KORN, 80, Director, Chair of the Audit Committee

Mr. Korn has served as a member of our Board of Directors since November 2002, contributing extensive knowledge from an audit and accounting perspective, based on his considerable experience with large financial institutions and public companies. Mr. Korn is also the Chair of the Audit Committee, and is considered to be an “audit committee financial expert” within the meaning of Item 407(d) (5) of Regulation S-K. Mr. Korn is also a member of the Compensation, Corporate Governance and Nominating, and Investment committees.

Since 1991, Mr. Korn has served on the Board of Directors and as Audit Committee Chair for a number of public companies.  From 1961 to 1991, he was a partner and employee of KPMG, LLP, an international accounting firm, where his client responsibilities included a number of large financial institutions and various public corporations. In addition to serving on the Company’s Board, Mr. Korn served as a Director and a member of the Audit Committee of Ocwen Financial Corporation (NYSE:OCN) from July 2003 until his retirement from that Board in May 2017. He was also the Audit Committee Chairman from July 2003 until May 2015. From November 2005 until his retirement in September 2017, he also served as a Director on the Board, and member of the Audit Committee of comScore, Inc., formerly ComScore Networks, Inc. and except for a short period of time, as Chairman of the Audit Committee. Mr. Korn previously served as a Director and Chairman of the Audit Committee of a number of public companies and a privately held financial institution.

Mr. Korn currently holds inactive licenses as a Certified Public Accountant in New York, Michigan, and Florida. Mr. Korn also holds a Juris Doctor degree from the New York University Law School and a Bachelor of Science degree in Economics from the University of Pennsylvania, Wharton School. Mr. Korn’s extensive and high-level experience in the financial services industry as well as his board involvement with numerous other businesses and organizations enables Mr. Korn to make very significant contributions to the Board’s decision-making processes especially in financial matters. The depth and breadth of Mr. Korn’s experience and skills are also evident by the fact that he qualifies as an audit committee financial expert and serves as Chair of our Audit Committee.

ROBERT C. SCHWEITZER, 74, Director, Chair of the Board

Mr. Schweitzer has served as a member of our Board of Directors since November 2002 and as Chair of the Board since July 2006, contributing knowledge from a financial and banking perspective. Mr. Schweitzer is also a member of the Compensation, Corporate Governance and Nominating, and Investment committees.

In 2012, Mr. Schweitzer founded, and currently serves as the chief executive officer of, RCS Mediation & Consulting Services. In this capacity, he serves as a certified circuit civil mediator for the Florida Supreme Court as well as a certified FINRA arbitrator, a certified Appellate Court mediator, and a mediator for the Office of Financial Regulation for Florida. He is also on the roster of the American Arbitration Association.

Mr. Schweitzer currently serves as a member of the board of directors of Envision Solar (NASDAQ:EVSI) (Lead Independent Director, audit committee chair, member compensation and nominating and governance committees). He formerly served as a member of the board of directors of Blink Charging Inc. (NASDAQ:BLNK) (Lead Independent Director, chair audit and compensation committees, member nominating and governance committee), OmniComm Systems Inc. (OTCQX:OMCM) (Lead Independent Director, audit committee chair and member compensation and nominating and governance committees), Altisource Asset Management Company (NYSE:AAMC) (Lead Independent Director, member audit and compensation committees), Anthem Bank & Trust (chairman, compensation committee chair, and member audit, investment, executive, and loan committees), Equinox Bank, RiceBran Technologies (NASDAQ:RIBT) (chairman, compensation committee chair, member audit, nominating, and executive committees), and Shay Investment Services Inc. (member management committee).

From 2007 to 2010, he was the president and chief operating officer of Shay Investment Services Inc., a full-service registered broker-dealer with 11 national offices and trading desks. From 2004 to 2006, he served initially as a consultant to and then as the president/chief executive officer of Equinox Bank FSB, and then regional President of Northwest Savings Bank. From 1999 to 2003, Mr. Schweitzer was the regional president of Union Planters Bank, now Regions Bank. From 1993 to 1999, he was the executive vice president and director of the corporate banking group of Bank of America/NationsBank/Barnet Bank, Inc. From 1991 to 1993, he was the director of real estate, construction, and environmental consulting of Coopers & Lybrand. Mr. Schweitzer was the vice president and manager of Mid-Continent’s real estate division (1987 to 1991) and the vice president and manager of domestic credit process review (1985 to 1987) of The First National Bank of Chicago. From 1975 to 1985, he was the senior vice president and manager of Central North American banking group of Wachovia Corporation.

Mr. Schweitzer spent 30 years active and reserve in the U.S. Navy nuclear submarine force and retired with the rank of Captain. He received his Bachelor of Science degree from the U.S. Naval Academy and his Master of Business degree from the University of North Carolina Chapel Hill. Mr. Schweitzer’s extensive and high level experience in the financial services and investment industries as well as his extensive public and private executive and board involvement with numerous other businesses and organizations enable Mr. Schweitzer to make very significant contributions to the Board’s decision-making processes, especially in financial matters related to investment strategies.

EXECUTIVE OFFICER

BRUCE S. ROSENBLOOM, 51, Chief Financial Officer and Treasurer

Mr. Rosenbloom has served as the Company’s Chief Financial Officer and Treasurer since May 2001. Mr. Rosenbloom served as the Manager of Finance and Financial Reporting of Cooker Restaurant Corporation, a publicly held (PS: CGRTQ) restaurant, in West Palm Beach, Florida, from December 2000 until May 2001. Mr. Rosenbloom's duties included all internal and external reporting including all SEC filings and annual reports to Stockholders. Mr. Rosenbloom was a senior audit accountant for Deloitte & Touche LLP, an international accounting firm, West Palm Beach, Florida, from January 1996 until December 2000. Mr. Rosenbloom was responsible for planning and conducting all aspects of audit engagements for clients in various industries, including direct marketing, healthcare, manufacturing, financial institutions, and professional service firms.

In 2018, Mr. Rosenbloom was selected as a South Florida Business Journal’s CFO of the Year award finalist. Mr. Rosenbloom, a certified public accountant, holds a Bachelor of Science degree in Accounting from Florida Atlantic University and a Bachelor of Arts degree in Economics from the University of Texas at Austin.

There are no family relationships between any of the executive officers and directors.

CORPORATE GOVERNANCE

The business and affairs of PetMed Express, Inc. are managed by or under the direction of our Board of Directors which is the Company’s ultimate decision-making body except with respect to those matters reserved to our stockholders. Our Board includes a majority of independent directors. Our Board reaffirms its accountability to stockholders through the stockholder election process. Our Board reviews and ratifies executive officer selection and compensation, and monitors overall corporate performance and the integrity of our financial controls. Our Board also oversees our strategic and business planning processes.

On March 24, 2020, the Board of Directors approved an amendment and restatement of the Company’s First Amended and Restated Bylaws (as amended, the “Bylaws”) to bring the Bylaws in congruence with recent amendments to the Florida Business Corporation Act (the “FBCA”) and to reflect certain modern practices which enhance the Company’s corporate governance and align it with best practices. The Second Amended and Restated Bylaws were effective March 24, 2020.

The amendments to the Bylaws include the following:

●

Throughout the Bylaws, updates have been made to permit electronic transmission of certain notices and other documents and to permit meetings of shareholders and directors solely by remote communication as provided by amendments to the FBCA.

●	Updating the percentage of shareholder votes required to call a special meeting from 20% to 10% in order to comply with the requirements of the FBCA.

●	Codification of the role of Chairman and Lead Director (if any).

●

Addition of an advance notice provision pursuant to which shareholders may submit nominations for members of the Board, which includes specified procedural requirements and minimum qualifications for nominees elected thereunder.

●	Addition of a provision clarifying which director/officer will preside over annual and special shareholder meetings.

●	Addition of a provision providing that voting for directors can be done by written ballot.

●	Eliminate the supermajority vote requirement for a shareholder modification of the number of Board members consistent with the requirements of the FBCA.

●	Updating the provision regarding proxies to clarify the duration of proxies and to provide for electronic transmission of proxies as provided by recent amendments to the FBCA.

●	Removal of a provision prohibiting committees from issuing shares in order to conform to recent amendments to the FBCA.

●

Updating the provision providing for the minimum size of committees from two to one (except to the extent this is not permitted under the rules of the SEC or NASDAQ) in order to conform to recent amendments to the FBCA.

●	Updating the record date provision in accordance with the FBCA to permit dual record dates.

●	Updating indemnification provisions to refer to the rights to indemnification and applicable procedures under the FBCA.

In addition to the amendments set forth above, the Bylaws were also amended to implement proxy access. The Bylaws include a new Section 3.18, Shareholder Nominations Included in the Corporation’s Proxy Materials, in Article III. The added provisions outline specific requirements for utilizing proxy access, including the following:

●

proxy access will be available to a shareholder, or a group of up to 20 shareholders, owning at least 3% of the Company’s outstanding common stock continuously for the three-year period preceding and including the date of submission of the nomination notice;

●

the maximum number of proxy access nominees that will be included in the Company’s proxy materials with respect to an annual meeting of shareholders will not exceed the greater of (i) two or (ii) 20% of the number of directors of the Board (rounded to the nearest whole number) in office as of the last day on which the proxy access nomination notice may be submitted; and

●

nominating shareholders will be required to satisfy certain informational and procedural requirements, including (i) that such shareholders do not have an intent or objective to influence or change control of the Company, and (ii) that their nominees will not have entered into any agreements as to how they will vote or act on different matters.

The Bylaws were also amended to make certain other clarifications and technical or non-substantive changes.

Stockholder Communications with the Board

The Company provides an informal process for stockholders to send communications to our Board of Directors or specified individual directors or committees of the Board. Stockholders, who wish to communicate directly with our Board of Directors, or specified individual directors or committees of the Board, may do so in writing addressed to the Board of Directors, individual director or the committee of the Board c/o PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member or committee of the Board is referred to the Chair of the Corporate Governance and Nominating Committee.

Stockholder Outreach and Engagement

We value regular engagement with and feedback from a wide variety of stakeholders, including customers, employees, suppliers, and communities. We also recognize the value of listening to the views of our stockholders about our business and corporate governance matters, and we consider the relationship with our stockholders as an integral part of our corporate governance practices. We conduct stockholder outreach throughout the year to ensure that management and the Board understands and considers the issues of importance to our stockholders so we are able to address them appropriately. During fiscal 2019 we reached out by email and telephone to our top 20 institutional investors representing 58% of shares outstanding to request meetings to discuss any current issues or concerns they may have. Stockholders representing nearly 26% of our outstanding shares agreed to engage with us. During fiscal 2020 we reached out by email and telephone to our top 20 institutional investors representing 59% of shares outstanding to request meetings to discuss any current issues or concerns they may have. Stockholders representing nearly 16% of our outstanding shares agreed to engage with us about issues of importance to them, including our executive compensation practices and our corporate governance policies. The changes related to executive compensation are discussed in more detail in the Compensation Discussion and Analysis, which begins on page 26. The decrease in stockholder engagement during FY 2020 may have been due to the uncertainty surrounding COVID-19, as many of our institutional investors were unable to engage with us in March 2020.

The most consistent comments we received, and our responses to those comments, are summarized below:

Topic	What We Heard From Stockholders	Changes We Made
Compensation	Stockholders requested that a greater portion of CEO compensation be performance-based

The Compensation Committee made several changes and enhancements to the CEO’s compensation structure to include pre-determined performance metrics for cash and equity compensation beginning in fiscal year 2020.

Compensation	Stockholders requested that we eliminate the “modified single trigger” from the employment agreement of the CEO, Menderes Akdag

On July 12, 2019, the Board approved an amendment to Mr. Akdag’s employment agreement to include a definition of “Good Reason” to any benefits received in connection with voluntary termination following a Change in Control of the Company.

Compensation	Stockholders requested that we disclose our rationale for paying the CEO’s withholding tax associated with the restricted shares

The Compensation Committee provided discussion in a supplemental filing on July 18, 2019 about the Board’s rationale for the payment of withholding taxes associated with restricted shares. We also provided clarification that this is a universal company practice.

Compensation	Stockholders requested that equity granted to the CEO vest over a minimum period of three years	In connection with a renewal of the CEO’s current one-year agreement in 2020, the Compensation Committee will review future equity awards that may require an as-yet-undetermined longer vesting period.
Board Composition	Stockholders requested additional clarification about Board composition, diversity, and refreshment

The Board provided additional clarification about the Board’s commitment to diversity, Board composition and refreshment, and governance processes. The Board is currently comprised of directors with diverse backgrounds, experiences, and perspectives. We evaluate our overall Board composition, including diversity, at least annually during the formal Board and committee’s evaluation process. Our Board includes five men and one woman, with one Director with an ethnically diverse background. In fiscal 2019, the Board welcomed Leslie Campbell to the Board of Directors, and Ms. Campbell currently Chairs the Corporate Governance and Nominating Committee. In the future as the Board continues to evaluate Board composition and contemplate Board refreshment our Corporate Governance and Nomination Committee will continue to include gender, racial, and ethnic diversity among the factors reviewed and considered in the Director nomination process.

COVID-19	Stockholders requested further detail on the effects of COVID-19 and the business

As an essential business, the Company has been open during our normal business hours without any material disruptions to our operations. Due to COVID-19, consumer demand has increased for the e-commerce channel with pet owners shifting their purchases to online. We are dedicated to making every effort to ensure the health and safety of our employees. We have implemented working from home where possible and enhanced disinfection and social distancing within our work place. We are also dedicated to making every effort to ensure our customers’ pets receive the medications they need. See COVID-19 related risk factor in Part I, Item 1A of our Annual Report on Form 10-K for the year ended March 31, 2020.

Director Resignation Policy for Uncontested Election of Directors

The Company's Bylaws currently provide for election of directors by a majority voting standard, under which each director nominee in an uncontested election must receive more "FOR" votes cast than "AGAINST" votes cast to be elected. Conversely, a director nominee in an uncontested election who does not receive more "FOR" votes cast than "AGAINST" votes cast would not be elected. Votes withheld, abstentions and broker non-votes will continue to have no effect on the outcome of an election. In the event that an incumbent director does not receive the requisite majority of votes cast in an uncontested election, the Company would follow a certain post-election resignation procedure (described below). In all contested director elections, in which a stockholder has duly nominated (and not withdrawn by a certain date) an individual for election to the Board, a plurality voting standard would apply. Under the post-election resignation procedure, any incumbent director who fails to receive the requisite number of votes for reelection in an uncontested election will be required to promptly tender his or her resignation to the Board. The Corporate Governance and Nominating Committee will then make a recommendation to the Board on whether to accept or reject the resignation, and the Board will make the ultimate decision as to whether to accept or reject the resignation by considering factors it deems relevant, such as the percentage of outstanding shares represented by the votes cast at the meeting, the director nominee's past and expected future contributions to the Company, the overall composition of the Board and committees of the Board, and whether accepting the tendered resignation would cause the Company to fail to meet any applicable rule or regulation (including the listing standards of The NASDAQ Stock Market LLC (“Nasdaq”) and the requirements of the federal securities laws). The Board will act on the resignation within 90 days following certification of the stockholder vote for the meeting and will promptly disclose its decision and rationale in a Current Report on Form 8-K filed with the SEC.

Policy with Regard to the Consideration of Director Candidate Recommendations by our Stockholders

The Corporate Governance and Nominating Committee has a policy pursuant to which it considers director candidates recommended by our stockholders. All director candidates recommended by our stockholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other sources. To recommend a director candidate for consideration by our Corporate Governance and Nominating Committee, a stockholder must submit the recommendation in writing to our Corporate Secretary not later than one hundred twenty (120) calendar days prior to the anniversary date of our proxy statement distributed to our stockholders in connection with our most recent annual meeting. The director candidate recommendation must provide the following information: (i) the name of the stockholder making the recommendation, (ii) the name of the candidate, (iii) the candidate’s resume or a listing of his or her qualifications to be a director, (iv) the proposed candidate’s written consent to being named as a nominee and to serving as one of our directors if elected, and (v) a description of all relationships, arrangements or understandings, if any, between the proposed candidate and the recommending stockholder and between the proposed candidate and us so that the candidate’s independence may be assessed. The stockholder or the director candidate also must provide any additional information requested by our Corporate Governance and Nominating Committee to assist the Committee in appropriately evaluating the candidate. In addition, our Second Amended and Restated Bylaws provide that a shareholder, or a group of up to 20 shareholders, owning at least 3% of our outstanding shares continuously for at least three years, may nominate director nominees constituting up to the greater of 2 or 20% of the Company’s Board that would be included in our proxy statement pursuant to our proxy access provisions. Nominating shareholders and nominees must satisfy the requirements set forth in our Second Amended and Restated Bylaws, which can be found at https://www.1800petmeds.com/images/aboutus/Second- Amended-and-Restated-Bylaws.pdf.

Corporate Governance and Nominating Committee’s Identification and Evaluation of Nominees for Director

The Corporate Governance and Nominating Committee is responsible for, among other things, identifying and evaluating potential director candidates, for reviewing the composition of the Board and the Board committees, and for making recommendations to the full Board of Directors on these matters. Throughout the year the Corporate Governance and Nominating Committee actively engages in Board succession planning, taking into account the following considerations: (1) input from Board discussions and from the Board and Board committee evaluation process regarding specific backgrounds, skills, and experiences that would contribute to the overall Board and Board committee effectiveness; and (2) the future needs of the Board and Board committees in light of the Board tenure and the skills and qualifications of directors who are expected to retire in the future.

Potential candidates may come to the attention of the Corporate Governance and Nominating Committee through recommendations made by current directors, stockholders, executives, or director search firms retained by the Corporate Governance and Nominating Committee or other persons. Working closely with the full Board, and as part of the Board's program for director succession planning and director recruitment, using the Board matrix, the Corporate Governance and Nominating Committee will maintain and evaluate, at least annually, the Board composition based on directors' experience, qualifications, competencies, judgment, diversity, age, skills, ability to devote adequate time and energies to our Board’s duties and application of our general criteria for director nominees set forth in our Corporate Governance Guidelines, in order to allow the Board to focus on identifying and attracting new members that would most benefit the Board at a particular point in time. Based on the recommendations of the Corporate Governance and Nominating Committee, our Board of Directors is responsible for nominating members for election to our Board of Directors. Once a director is approved by stockholders, that new director will begin a director onboarding process. A tailored onboarding process enables new directors to learn our business and contribute to our Board immediately.

Corporate Governance Documents

Our Board is committed to sound and effective corporate governance principles and practices, and has adopted Corporate Governance Guidelines to provide the framework for the governance of our Board and our Company. The topics addressed in our Corporate Governance Guidelines include director qualifications, director responsibilities, management succession, director compensation, independence standards and stock ownership guidelines for non-employee directors and named executive officers.  Our Corporate Governance Guidelines are reviewed by the Board at least annually and updated as necessary. Our Corporate Code of Business Conduct and Ethics, which is applicable to all Company directors, officers, and employees, promotes our commitment to high standards for ethical business practices. On a yearly basis, a reminder memo is sent to all Company directors, officers, and employees concerning the necessity for compliance with the provisions of the Code of Business Conduct and Ethics. Our Corporate Code of Business Conduct and Ethics is a written standard designed to deter wrongdoing and to promote:

●	honest and ethical conduct;
●	ethical handling of actual or apparent conflicts of interest;
●	full, fair, accurate, timely, and understandable disclosure in regulatory filings and public statements;
●	compliance with applicable laws, rules, and regulations;
●	protection of the Company’s assets, including corporate opportunities and confidential information
●	the prompt reporting of violation of the code; and
●	accountability for adherence to the Corporate Code of Business Conduct and Ethics.

A copy of our Corporate Governance Guidelines and Corporate Code of Business Conduct and Ethics are available on our website at www.1800petmeds.com under the section “About Us” located at the bottom of the page, and are available without charge, upon written request to the Corporate Secretary and General Counsel at PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445, or by contacting Investor Relations at 1-800-738-6337. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our Corporate Code of Business Conduct and Ethics by posting such information on our website at the address specified above.

Meetings

During the fiscal year ended March 31, 2020, there were five regular and four special meetings of our Board of Directors, and the Board took action two times by written consent. Each member of the Board attended or participated in all of the meetings of the Board, and all meetings of all committees of the Board on which such director served. All of the Company’s directors attended the 2019 annual meeting of stockholders. Members of the Board are expected to attend all Board meetings, committee of the Board meetings on which such director serves, and annual meetings of our stockholders. In connection with each of our regularly scheduled Board meetings, our independent directors have the opportunity to meet in executive sessions without our non-independent directors and management. A director who is unable to attend our Annual Meeting is expected to notify the Board in advance of the meeting.

Committees of the Board of Directors

Our Board of Directors maintains an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. From time to time, the Board of Directors may also establish ad hoc committees to address particular matters. All members of the committees are considered independent directors under the rules of Nasdaq and the SEC governing the independence of directors. The following table shows the present members of each committee, the number of committee meetings held during fiscal (“FY”) 2020, and the primary functions performed by each committee:

Committee	Functions
Audit Number of Meetings during FY 2020: 8 Members: Ronald J. Korn*, Financial Expert (1) Gian M. Fulgoni Frank J. Formica Leslie C.G. Campbell, Financial Expert (1)

 • Oversees the Company’s systems of internal controls regarding finance, accounting and legal compliance

 • Oversees the Company’s auditing, accounting and financial reporting processes generally

 • Oversees the Company’s financial statements and other financial information provided by the Company to its stockholders, the public and others

 • Oversees the Company’s compliance with legal and regulatory requirements

 • Oversees the performance of the Company’s independent auditors

 • Reviews and approves, subject to the approval of the Board, all related-party transactions

 • Interprets and administers the Code of Business Conduct and Ethics, and oversees management’s monitoring and compliance with the Code of Conduct of Business Conduct and Ethics

 • Conducts an annual performance evaluation of the committee

Compensation Number of Meetings during FY 2020: 3 Members: Gian M. Fulgoni* Robert C. Schweitzer** Ronald J. Korn Frank J. Formica Leslie C.G. Campbell

 • Establishes, in consultation with senior management, the Company’s general compensation philosophy, and oversees development and implementation of the compensation programs

 • Reviews and approves corporate goals and objectives relating to the compensation of the Company’s CEO

 • Recommends, subject to Board approval, salaries and other compensation matters for executive officers

 • Approves annual incentive plans for the Company’s officers and employees, recommends grants of restricted stock for directors, officers and employees and supervises administration of employee benefit plans

 • Oversees, in consultation with management, regulatory compliance with respect to compensation matters

 • Reviews and approves any severance or similar termination payment proposed to be made to any Company executive or senior officer

 • Recommends, subject to the approval of the Board of Directors, compensation for directors

 • Conducts an annual performance evaluation of the committee

Corporate Governance and Nominating Number of Meetings during FY 2020: 6 Members: Leslie C.G. Campbell* Frank J. Formica** Gian M. Fulgoni Robert C. Schweitzer Ronald J. Korn

 • Recommends the slate of director nominees for election to Board of Directors

 • Identifies and recommends director candidates to fill vacancies occurring between annual stockholders’ meetings

 • Considers director candidates recommended by our stockholders

 • Makes recommendations to the Board concerning the size, structure and composition of the Board and its committees

 • Develops and recommends to the Board of Directors corporate governance principles

 • Oversees succession planning for our directors and executive officers

 • Leads annual review of performance of Board of Directors

 • Conducts an annual performance evaluation of the committee

* Chair

** Former Chair

(1) The Board has determined that each of Mr. Korn and Ms. Campbell qualifies as an audit committee financial expert within the meaning of Item 407(d) (5) of Regulation S-K. In general, an “audit committee financial expert” is an individual member of the audit committee who (a) understands generally accepted accounting principles and financial statements, (b) is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves, (c) has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to the Company’s financial statements, (d) understands internal controls over financial reporting, and (e) understands audit committee functions. An “audit committee financial expert” may qualify as such through: education and experience as a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or, other relevant experience.

Our Board of Directors has adopted a written charter for each committee. All charters are available on our website at www.1800petmeds.com under the section “About Us” located at the bottom of the page, and copies of each are also available without charge upon written request to the Corporate Secretary and General Counsel, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 or by contacting our Investor Relations at 1-800-738-6337.

Independent Directors and Meetings of our Independent Directors

The rules of Nasdaq generally require that a majority of the members of a listed company's board of directors be independent. In addition, the Nasdaq rules generally require that, subject to specified exceptions, each member of a listed company's audit, compensation, and governance committees be independent.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has determined that each of the following members of the Board of Directors is independent under the rules of Nasdaq and the SEC governing the independence of directors: Robert C. Schweitzer, Ronald J. Korn, Gian M. Fulgoni, Frank J. Formica, and Leslie C.G. Campbell.   Our independent directors meet in executive sessions without our non-independent directors or management of our Company present. In fiscal 2020, our independent directors held eight executive sessions with our independent registered public accounting firm, without our non-independent directors or management of our Company present. The Company’s Corporate Secretary, who also serves as General Counsel, was present at some of the sessions for the purpose of taking minutes.

Investment Committee

In addition to the above standing committees, in 2005 the Board of Directors determined that it was advisable and in the best interest of the Company to form an Investment Committee, with the primary purpose of such committee to establish policies and guidelines for the investment of excess cash held by or available to the Company and to revise or update such policies and guidelines whenever, in the judgment of the Investment Committee, it is appropriate to do so. The Investment Committee is comprised of Menderes Akdag, Robert C. Schweitzer, and Ronald J. Korn. Mr. Akdag and Bruce S. Rosenbloom, the Company’s Chief Financial Officer, are authorized to take any and all action that is necessary to implement any recommendation of the Investment Committee as approved by the Board of Directors. There were no meetings of the Investment Committee during fiscal 2020; however, investment strategies were discussed during meetings of the Audit Committee and Board of Directors.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board of Directors has determined that the separation of the offices of Chair of the Board and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the offices of the Chair of the Board and Chief Executive Officer will allow the Chief Executive Officer to better focus on the responsibilities of running the Company, enhancing stockholder value and expanding and strengthening our business while allowing the Chair of the Board to lead the Board in its fundamental role of providing advice to, and independent oversight of management. Consistent with this determination, Robert C. Schweitzer serves as Chair of the Board of Directors and is considered an independent director, and Menderes Akdag serves as our Chief Executive Officer. The Board periodically reviews the leadership structure to determine whether it continues to best serve the Company and its stockholders. Our Board of Directors, in conjunction with management, has responsibility for the oversight of risk management. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, provides risk oversight. The Board of Directors regularly and continually receives information intended to apprise the Board of the strategic, operational, commercial, financial, legal, and compliance risks the Company faces.  While the Board of Directors is ultimately responsible for oversight of the Company’s risk management practices, the Audit, Compensation, Corporate Governance and Nominating, and Investment Committees of the Board of Directors assist the Board in fulfilling its oversight responsibilities in certain areas of risk.

In particular, the Audit Committee focuses on financial risk, including but not limited to internal controls, and the committee receives, reviews, and discusses regular reports from management and external auditors concerning risk assessment. Our Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. Our Corporate Governance and Nominating Committee focuses on the management of risks associated with Board organization, membership, and structure, succession planning for our directors and executive officers, and corporate governance. Finally, our Investment Committee focuses on the management and risks of our financial investments.

Environmental, Social, and Other Governance Matters

The Board believes that effective oversight of environmental, social and governance matters is core to its risk oversight function and is essential to sustainability, providing value to stockholders and benefiting the communities we serve. The Board is committed to supporting the Company’s current activities, which drive positive environmental and social impact for our customers, employees, and our communities. The current activities include:

●

Environmental Sustainability – The Company is committed to building a better world by reducing our environmental impact and increasing sustainability throughout our distribution center and corporate headquarters. The Company employs strategies to reduce the environmental impact of our product delivery system which includes purchasing only recycled corrugated boxes which we use to deliver our products to our customers, and recycling the majority of the corrugated and plastic waste used in our distribution facility.

●

Social Responsibility - We are committed to the communities in which we live and do business, through service and giving back. Our brand and corporate cause-related initiatives are focused on raising social awareness and funds through local and national partnerships. Our “1-800-PetMeds Cares” organization supports the needs of over 500 pet shelters in the United States through pet product donations and event sponsorships, including a new partnership with Best Friends Animal Society, the nation’s largest no-kill sanctuary for companion animals, all valued in excess of $300,000. You can visit 1-800-PetMeds Cares at www.petmeds.org.

●

Hiring Practices and Company Diversity - We know that people are the key to our success. We are committed to hiring top talent, creating a diverse and inclusive company culture, providing meaningful career development and competitive compensation, offering health and wellness programs for people and providing other resources, all of which enhance our workplace environment. The Company currently employs 213 people, of which over 50% are racially or ethnically diverse and over 73% are female.

We strive to be aligned with the desires of our employees, stockholders, and the communities we serve. We will continue to make strides to reduce our impact on the environment while continuing to create positive economic and investor value over the long term. We understand that sustainability, social responsibility, and good governance are important to our customers, employees, and stockholders. Accordingly, active stockholder engagement and dialogue is also an integral part of our sustainability commitment as we work to develop a more comprehensive sustainability strategy.

THE REPORT OF THE AUDIT COMMITTEE

       The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, (“Securities Act”) or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

       The Audit Committee is comprised solely of independent directors, and it operates under a written charter adopted by the Company’s Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in the oversight of its financial reporting, internal control, and audit functions. Management is responsible for the preparation, presentation, and integrity of its consolidated financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. RSM US LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States.

      The Audit Committee members are not practicing professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial, and accounting matters. The Audit Committee meets regularly in executive sessions with members of the independent registered public accounting firm.

     Among other matters, the Audit Committee monitors and oversees the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, registered public accounting firm independence and qualification matters, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent registered public accounting firm.

The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of financial, accounting, and internal controls. Management and independent registered public accounting firm presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent registered public accounting firm. In addition, the Audit Committee generally oversees internal compliance programs.

      The Audit Committee has reviewed and discussed the Company’s consolidated financial statements with management and the independent registered public accounting firm. Management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent registered public accounting firm represented that its presentations included the matters required to be discussed with the independent registered public accounting firm by Auditing Standards No. 1301, “Communication with Audit Committees” issued by the Public Company Accounting Oversight Board.

     RSM US LLP, the independent registered public accounting firm, also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with RSM US LLP the firm’s independence. Following the Audit Committee’s discussions with management and RSM US LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020.

Audit Committee RONALD J. KORN, Chair GIAN M. FULGONI FRANK J. FORMICA LESLIE C.G. CAMPBELL

PRINCIPAL ACCOUNTANT FEES AND SERVICES

RSM US LLP had billed the Company for audit and other fees during fiscal 2020 and 2019. The following table sets forth the fees billed to us by RSM US LLP as of and for the fiscal years ended March 31, 2020 and March 31, 2019:

	For the Year Ended March 31,

	2020	2019

Audit fees	$341,294	$331,625
Other fees (tax-related)	33,800	31,500

Total accountant fees and services	$375,094	$363,125

Audit fees billed by RSM US LLP are related to the audit of our annual consolidated financial statements and of our assessment on internal control over financial reporting for the fiscal years ended March 31, 2020 and March 31, 2019. Audit fees also included the review of our Annual Report on Form 10-K, and the review of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the periods ended June 30, September 30, and December 31, 2018 and 2019. Other tax-related fees, which did not include Financial Information System Design and Implementation fees, were also provided by RSM US LLP during fiscal 2020 and 2019.

Pre-Approval Policy for Services of Independent Registered Public Accounting Firm

The Audit Committee shall:

●	Have the responsibility to review and consider and ultimately pre-approve all audit and permitted non-audit services to be performed by our independent registered public accounting firm.

●

Select, evaluate, and, where appropriate, replace the independent registered public accounting firm or nominate the independent registered public accounting firm for stockholder approval. The Audit Committee also has the responsibility to approve all audit engagement fees and terms and all non-audit engagements with the independent registered public accounting firm. The following sets forth what the Audit Committee shall do in order to fulfill its responsibilities and duties with respect to the independent registered public accounting firm: be directly responsible for the appointment, compensation approval and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing its audit report or related work.

●

Have the sole authority to review in advance, and grant any appropriate pre-approvals of: (i) all auditing services to be provided by the independent registered public accounting firm, (ii) all non-audit services to be provided by the independent registered public accounting firm as permitted by Section 10A of the Exchange Act, and (iii) in connection therewith to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in SEC periodic reports filed under Section 13(a) of the Exchange Act with respect to non-audit services.

●	Review the performance of the Company's independent registered public accounting firm on at least an annual basis.

●

On an annual basis, review and discuss with the independent registered public accounting firm all relationships the independent registered public accounting firm has with the Company in order to evaluate the independent registered public accounting firm's continued independence. The Committee: (i) shall ensure that the independent registered public accounting firm submit to the Committee on an annual basis a written statement (consistent with Independence Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent registered public accounting firm; (ii) shall discuss with the independent registered public accounting firm any disclosed relationship or services that may impact the objectivity and independence of the independent registered public accounting firm; and (iii) shall satisfy itself as to the independent registered public accounting firm's independence.

●

At least annually, obtain and review an annual report from the independent registered public accounting firm describing: (i) the independent registered public accounting firm's internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues.

●

Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit for the Company's independent registered public accounting firm, has not performed audit services for the Company for each of the five previous fiscal years.

●	Review all reports required to be submitted by the independent registered public accounting firm to the Committee under Section 10A of the Exchange Act.

●

Review, based upon the recommendation of the independent registered public accounting firm and management, the scope and plan of the work to be done by the independent registered public accounting firm for each fiscal year.

      Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of RSM US LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our registered public accounting firm. In accordance with the pre-approval policy for services of independent registered public accounting firm, our Audit Committee has pre-approved all audit and non-audit services provided by our independent registered public accounting firm, and the fees paid for such services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of June 1, 2020, by (1) each person known by us to own beneficially or exercise voting or dispositive control over 5% or more of our outstanding common stock, (2) each of our named executive officers and directors, and (3) all executive officers and directors as a group. In general, “beneficial ownership” includes those shares a person has the power to vote or transfer, and options to acquire our common stock that are exercisable currently or become exercisable within 60 days. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on information furnished by these owners, have sole investment, dispositive, and voting power with respect to these shares, except as otherwise provided or by community property laws where applicable. Unless otherwise indicated below, the address for each person is 420 South Congress Avenue, Delray Beach, FL 33445.

Name and Address of Beneficial Owner	Aggregate Number of Shares Beneficially Owned		Percent of Shares Outstanding

Menderes Akdag	390,000	(1)	1.9%
Robert C. Schweitzer	95,834	(2)	*
Ronald J. Korn	83,833	(3)	*
Gian M. Fulgoni	58,900	(4)	*
Frank J. Formica	57,000	(5)	*
Leslie C.G. Campbell	15,000	(6)	*
Bruce S. Rosenbloom	31,550	(7)	*
All executive officers and directors as a group (seven persons)	732,117	(8)	3.6%

Principal Stockholders
BlackRock, Inc.	3,214,414	(9)	15.9%
Renaissance Technologies	1,616,400	(10)	8.0%
The Vanguard Group	1,384,273	(11)	6.9%

__________

*     Less than 1% of the issued and outstanding shares.

(1)

Mr. Akdag’s holdings include 40,000 restricted shares under the 2016 Employee Equity Restricted Stock Plan, which are subject to forfeiture before July 26, 2020, in the event of termination of employment.

(2)

Mr. Schweitzer’s holdings include 2,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture before July 28, 2020, 5,000 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 27, 2020 and 2021, and 7,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 26, 2020, 2021, and 2022, in the event of cessation of service as a director.

(3)

Mr. Korn’s holdings include 2,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture before July 28, 2020, 5,000 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 27, 2020 and 2021, and 7,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 26, 2020, 2021, and 2022, in the event of cessation of service as a director.

(4)

Dr. Fulgoni’s holdings include 2,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture before July 28, 2020, 5,000 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 27, 2020 and 2021, and 7,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 26, 2020, 2021, and 2022, in the event of cessation of service as a director.

(5)

Mr. Formica’s holdings include 2,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture before July 28, 2020, 5,000 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 27, 2020 and 2021, and 7,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 26, 2020, 2021, and 2022, in the event of cessation of service as a director.

(6)

Ms. Campbell’s holdings include 5,000 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 27, 2020, and 2021, and 7,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 26, 2020, 2021, and 2022, in the event of cessation of service as a director.

(7)

Mr. Rosenbloom's holdings include 3,500 restricted shares under the 2016 Employee Equity Restricted Stock Plan, which are subject to forfeiture before July 28, 2020, 7,000 restricted shares under the 2016 Employee Equity Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 27, 2020 and 2021, and 9,450 restricted shares under the 2016 Employee Equity Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 26, 2020, 2021, and 2022, in the event of termination of employment.

(8)	Incorporates (1) through (7).

(9)	The information about BlackRock, Inc. (“BlackRock”) was derived from the Schedule 13G filed by BlackRock on February 3, 2020. BlackRock listed its address as 55 East 52nd Street, New York, NY 10055.

(10)

The information about Renaissance Technologies LLC (“Renaissance”) was derived from the Schedule 13G filed by Renaissance on February 13, 2020. Renaissance listed its address as 800 Third Avenue, New York, NY 10022.

(11)	The information about The Vanguard Group (“Vanguard”) was derived from the Schedule 13G filed by Vanguard on February 10, 2020. Vanguard listed its address as 100 Vanguard Blvd., Malvern, PA 19355.

THE REPORT OF COMPENSATION COMMITTEE

The following Report of the Compensation Committee of our Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filings by us under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

       The primary purposes of our Compensation Committee of our Board of Directors, a committee which is comprised solely of independent directors, are to oversee the administration of the Company's compensation programs, to review the compensation of executive officers and directors, to prepare any report on executive compensation required by the rules and regulations of the SEC, and generally to provide assistance to the Board of Directors on compensation matters. The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management and, based on that review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee GIAN M. FULGONI, Chair ROBERT C. SCHWEITZER RONALD J. KORN FRANK J. FORMICA LESLIE C.G. CAMPBELL

COMPENSATION DISCUSSION AND ANALYSIS

 Overview

The Compensation Committee of our Board of Directors, composed entirely of independent directors, administers our executive compensation program. The role of the Compensation Committee is to oversee the administration of the Company's compensation and benefit plans and policies, to review the compensation of the executive officer(s) and directors, to administer our stock plans, to prepare any report on executive compensation required by the rules and regulations of the SEC, and generally to provide assistance to the Board of Directors on compensation matters.

The following discussion and analysis of compensation arrangements of our named executive officers should be read together with the compensation tables and related disclosures set forth elsewhere in this Proxy Statement. Our named executive officers for the fiscal year ended March 31, 2020 were Menderes Akdag, Chief Executive Officer and President (“CEO”), and Bruce S. Rosenbloom, Chief Financial Officer (“CFO”). This discussion contains forward-looking statements that are based on our current plans and expectations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Compensation Philosophy

The objective of our compensation programs, as it has been in prior years, is to attract and retain top talent. Our compensation plans are designed to motivate and reward employees for achievement of positive corporate results and also to promote and enforce accountability. In determining the compensation arrangement of our executives, we are guided by the following key principles:

●

Attract and Retain Top Talent.  Our compensation arrangements should be sufficient to allow us to attract, retain, and motivate executives with the necessary skills and talent to successfully manage our business. In order to attract, retain, and motivate such executives, we seek to compensate our executives at levels that are consistent with or more attractive than other available opportunities in the respective executive’s marketplace.

●

Promote Corporate Performance Accountability.  So that executive compensation is aligned with our business objectives and corporate performance, compensation is tied, in part, to financial performance of our business so that executives are held accountable through their compensation for contributions to our performance as a whole through the performance of the tasks for which they are responsible.

●

Promote Individual Performance Accountability.  So that executive officers who contribute to our operating and financial performance are rewarded and motivated, compensation is tied, in part, to the individual executive’s performance to encourage and reflect individual contributions to corporate performance. Individual performance, as well as performance of the business, and responsibility areas that an individual oversees, are factors in assessing a particular individual’s performance.

●

Align Stockholder Interests.  Compensation should be tied, in part, to our financial performance through the grant of long-term incentives under our stock plans, which help to align our executives’ interests with those of our stockholders.

Compensation Consultant: The Compensation Committee has sole authority to retain and terminate a compensation consultant to assist in the evaluation of our CEO or senior executive compensation. During fiscal 2019, the Compensation Committee consulted with a nationally recognized third-party compensation consulting firm regarding compensation practices and programs, as well as overall industry compensation trends and dynamics, and executive pay for our CEO. The Compensation Committee had assessed the independence of the compensation consulting firm considering the factors set forth in applicable SEC rules and the Listing Rules of the NASDAQ Stock Market, LLC and had concluded no conflicts of interest were raised by the work performed by the compensation consultant. In early fiscal 2020, negotiation of amendments to the employment agreement for our CEO continued, resulting in Amendment No. 6 to the Executive Employment Agreement for our CEO being entered into in May, 2019, as more fully discussed below in “EXECUTIVE COMPENSATION” on page 30.

The Compensation Committee believes that our compensation programs should include short-term and long-term components, including cash and equity-based compensation, and should reward performance as measured against established goals. The Compensation Committee considers the total current and potential long-term compensation of each of our executive officers in establishing each element of compensation. The Compensation Committee reviews and recommends to the full Board of Directors the total compensation to be paid to our CEO, in advance of the expiration of his employment agreement. The Compensation Committee reviews and recommends to the full Board of Directors on an annual basis, the long-term incentives to be awarded to other executive officers and key employees. As part of this process, the Compensation Committee reviews benchmarking of the aggregate level of executive compensation, as well as the mix of elements used to compensate the executive officers. In addition, the Compensation Committee has historically taken into account publicly available data relating to the compensation practices and policies of other companies within and outside our industry.

While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us, the Compensation Committee generally believes that gathering this information is an important part of our compensation-related decision-making process. At the request of the Compensation Committee, a compensation benchmarking analysis had been conducted to assist in the determination of appropriate executive compensation for fiscal years 2007, 2008, 2010, 2013, 2016, 2020 and 2021. The group of peer companies that were researched in fiscal 2016 included comparable companies located in South Florida and other direct mail/ecommerce retailers (based on the nature of the Company’s business). The companies in the peer group included: Perry Ellis International Inc., 1-800-Flowers.com Inc., Blue Nile, Inc., Overstock.com Inc., FTD Companies, and Nutrisystem.

The information gathered about the peer companies was as follows: market capitalization, annual revenue, and annual earnings per share. The specific mix of elements of compensation that were benchmarked included: annual salary, bonuses, and stock-based compensation (which included both stock options and restricted stock). Averages of each of the above categories were calculated. Our Company’s data was then compared to the averages of the comparable companies’ data. The Company entered into another three-year employment agreement with the CEO effective March 16, 2016. Based on the above fiscal 2016 benchmarking study, the CEO’s salary was increased from $550,000 to $600,000 for each year under his three-year employment agreement, which expired on March 16, 2019.

Ahead of the expiration of the CEO’s contract, the Compensation Committee retained the services of a third-party executive compensation specialist, in connection with the establishment of cash and equity compensation for a new CEO contract. The peer group for fiscal 2019 included the following twelve (12) companies: 1-800-Flowers, FTD Companies, Nutrisystem, Blue Apron, EVINE Live, Nature’s Sunshine Products, Medifast, PetIQ, LifeVantage, Natural Health Trends, Mannatech, and Youngevity International. The criteria used to determine the peer group included: U.S. based and traded on major exchanges, internet and direct marketing, revenue ranging between $50 million and $1.25 billion (a wide revenue range, given PetMed’s unique niche business), and other specific business model similarities. See “Employment Agreement with Menderes Akdag, Chief Executive Officer and President” on page 35 for a detailed description of the CEO’s current employment agreement.

The CEO evaluates the performance of the other executive officer and key employees on an annual basis and makes recommendations to the Compensation Committee with respect to stock grants pursuant to the Company’s Employee Equity Compensation Restricted Stock Plan.

Application of our Philosophy

Our executive compensation program aims to encourage our management team to continually pursue our strategic opportunities while effectively managing the risks and challenges inherent to our business. Specifically, we have created an executive compensation package that we believe balances a short-term component (annual cash compensation), specifically, base salary, and a long-term component, specifically, restricted stock.

We believe that these components are appropriate to provide incentives to our senior management and reward them for achieving the following goals:

●	develop a culture that embodies a passion for our company, creative contribution, and a drive to achieve established goals and objectives;

●	provide leadership to our company in such a way as to maximize the results of our business operations;

●	lead us by demonstrating forward thinking in the operation, development, and expansion of our company;

●	effectively manage organizational resources to derive the greatest value possible from each dollar invested; and

●	take strategic advantage of the market opportunity to expand and grow our business.

Our executive compensation structure aims not only to compensate top talent at levels that our Board of Directors believes are consistent with or more attractive than other opportunities in an executive’s marketplace, but also to be fair relative to compensation paid to other professionals within our organization, relative to our short- and long-term performance results and relative to the value we deliver to our stockholders. We seek to maintain a performance-oriented culture with a compensation approach that rewards our executive officers when we achieve our goals and objectives, while putting at risk an appropriate portion of their compensation against the possibility that our goals and objectives may not be achieved. Overall, our approach is designed to relate the compensation of our executive officers to: the achievement of short- and long-term goals and objectives; their willingness to challenge and improve existing policies and structures; and their capability to take advantage of unique opportunities and overcome difficult challenges within our business.

Components of our Executive Compensation Program

Annual Cash Compensation - Base Salary

The purpose of base salary is to create a secure base of cash compensation for executives that is competitive with the market. Executives’ salary increases do follow a preset schedule or formula; however, the following is considered when determining appropriate salary levels and increases: the individual’s current and sustained performance results and the methods utilized to achieve such results; and non-financial performance indicators to include strategic developments for which an executive has responsibility and managerial performance. The Compensation Committee exercises discretion in making salary decisions taking into account, among other things, each executive’s performance goals and the Company’s overall performance.

Long-Term Incentive Compensation

Long-Term Incentives. Since 2006, our long-term incentives have been in the form of restricted stock issuances.

At the annual meeting of the Company’s stockholders held on July 28, 2006, both the PetMed Express, Inc. 2006 Employee Equity Compensation Restricted Stock Plan (“2006 Employee Plan”) and the PetMed Express, Inc. 2006 Outside Director Equity Compensation Restricted Stock Plan (“2006 Director Plan”) were approved by the stockholders. The 2006 Employee Plan and 2006 Director Plan expired on July 28, 2016, whereupon no further awards were granted under these plans. At the annual meeting of the Company’s stockholders held on July 29, 2016, the PetMed Express, Inc. 2016 Employee Equity Compensation Restricted Stock Plan (“2016 Employee Plan”), which was identical to 2006 Employee Plan, was approved by the stockholders, allowing awards to be made until July 29, 2026. At the annual meeting of the Company’s stockholders held on July 24, 2015, the PetMed Express, Inc. 2015 Outside Director Equity Compensation Restricted Stock Plan (“2015 Director Plan”), which was identical to the Amended and Restated 2006 Director Plan, was approved by the stockholders, allowing awards to be made until July 24, 2025. See “Equity Compensation Plan Information” on page 39 for a detailed description of these equity compensation plans.

The purpose of the 2016 Employee Plan is to promote the interests of the Company by securing and retaining employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Company. The Company expects that it will benefit from the added commitment that such employees will have in the welfare of the Company as a result of their ownership or increased ownership of the Company's common stock. All full-time employees are eligible to receive awards under the 2016 Employee Plan, which consist of grants of restricted stock.

The purpose of the 2015 Director Plan is to promote the interests of the Company by attracting, retaining, and compensating highly qualified individuals who are not employees or affiliates of the Company or any of its subsidiaries, to serve as members of the Company’s Board of Directors, and to enable them to increase their ownership of Company’s common stock, thereby increasing their proprietary interest in the Company and their identification with the interests of the Company’s stockholders.

Perquisites and Other Compensation Benefits. Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers, which are also generally available to employees, including medical, dental, and 401(k) matching contributions. In general, we do not view perquisites as a significant component of our executive compensation structure; however, the Compensation Committee in its discretion may revise, amend, or add to officer(s)’ executive benefits.

Stock Ownership Guideline and Clawback Policy

On March 5, 2019, in order to further encourage ownership and require executives to have a vested interest as owners of the Company, our Board created and approved Corporate Governance Guidelines that include minimum stock ownership guidelines for our named executive officers and the non-employee members of our Board of Directors (collectively, “Covered Persons”). These stock ownership guidelines are intended to align the financial interests of the Covered Persons with our stockholders by requiring them to acquire and maintain a meaningful ownership interest in our common stock at levels sufficient to assure our stockholders of their commitment to long-term value creation. Under our stock ownership guidelines, our named executive officers and the non-employee members of our Board of Directors are required to acquire and hold shares of our common stock with a value at least equal to the following multiple of their annual base salary or cash retainer, as applicable: CEO - five times annual base salary; other named executive officers - two times annual base salary; and non-employee members of Board of Directors - five times annual cash retainer.

Covered Persons have five years from the effective date of the stock ownership guidelines or, if later, from commencement of service as a named executive officer or non-employee member of our Board of Directors to achieve compliance with the applicable guideline. Thereafter, compliance is assessed annually on January 31st of each year. The value of shares and share equivalents is determined using the 30-day average closing trading price of our common stock prior to the applicable measurement date. If, at the applicable compliance measurement date, a Covered Person does not meet the applicable guideline, then, until he or she is in compliance with the guidelines, he or she will be expected to hold 50% of the net shares acquired thereafter as a result of the exercise, vesting or settlement of any equity award received from the Company. The Board of Directors may waive or change the holding requirements in the case of extraordinary circumstances to be determined by the Board of Directors in its sole discretion. From time to time the Board of Directors will consider and may reset the level of common stock ownership that it considers appropriate for the guideline. As of March 31, 2020, all of our named executive officers and non-employee directors either met the applicable ownership threshold or were within the permitted time period to attain the required ownership.

In addition, the Corporate Governance Guidelines include a clawback policy, which states that the Compensation Committee is authorized to recover performance-based compensation from executive officers in the event of certain financial restatements. Additional details about this policy can be found in our Corporate Governance Guidelines on our website at www.1800petmeds.com.

Anti-Hedging and Anti-Pledging Policies

The Company maintains a policy that prohibits officers, non-employee directors and members of the management committee from holding Company shares in a margin account that can be sold without consent by such officer, non-employee director or member of the management committee or from entering into transactions in which Company shares are pledged as security for a loan without the written approval of the Company’s chief financial officer. It also prohibits employees, non-employee directors and consultants from engaging in hedging transactions, or in short sales, involving Company stock.

EXECUTIVE COMPENSATION

On an annual basis, the Company’s management prepares a budget, which is presented to the Board of Directors, and this annual budget is discussed and must be approved by the Board. The annual budget serves as a baseline for the Company’s performance goals, including those of the executive officers. The CEO’s annual compensation package is comprised of salary and stock-based compensation determined by the Compensation Committee of the Board of Directors. When the CEO’s March 2010 three-year employment agreement was expiring in 2013, and was due for renewal, the Compensation Committee conducted the previously discussed review of benchmarking data, which included comparable performing companies, and developed an employment agreement renewal that was both fair to our Company and that would recognize our CEO’s significant contribution to the success of our Company. The Compensation Committee also reviewed the compensation portions of the CEO’s prior employment agreements, and then-existing March 2013 employment agreement and the Company’s performance during the CEO’s tenure. In March 2016, the Board based the CEO’s compensation on a similar benchmarking study and took the performance of the Company into account. The CEO’s salary in March 2016 was raised from $550,000 to $600,000 for each year under his three-year employment agreement, expiring in March 2019. The CEO was also granted 120,000 restricted shares on March 16, 2016 under the 2006 Employee Plan.

On March 15, 2019, the Company entered into Amendment No. 5a to the CEO’s employment agreement. With the intent to enter into Amendment No. 6 to the employment agreement, the Compensation Committee had been working with a nationally-recognized compensation consulting firm to ensure executive pay to the CEO is consistent with a selected peer group and contains appropriate performance benchmarks. At the time of entering into Amendment No. 5a, the report from the compensation consulting firm had been received and analyzed, and the Chair of the Board had presented the results to, and was negotiating with, the CEO to agree to final terms that would be acceptable to all parties, subject to final Board approval. Amendment No. 5a, commencing on March 16, 2019, amended the term of the CEO’s employment agreement until May 13, 2019, and the CEO’s salary remained $600,000 per year throughout the term of the amendment.

On May 13, 2019, based on the recommendation of Compensation Committee of the Board of Directors and the approval of the Board of Directors, the Company amended the CEO’s existing employment agreement by entering into Amendment No. 6 to the Executive Employment Agreement with the CEO ("Agreement"). The Agreement amended certain provisions of the employment agreement including the extension of the term until the earlier of (i) the date of the Company's 2020 annual stockholders meeting, or (ii) August 1, 2020, and commencing on the pay period ending on May 17, 2019 the salary was raised to $607,880.

The CEO was also granted 40,000 restricted shares of the Company's common stock on July 26, 2019 under the 2016 Employee Plan to vest on July 26, 2020. The Company also agreed to pay the CEO’s withholding tax associated with the restricted shares by providing the CEO gross up compensation, which includes the withholding tax on the tax benefit paid by the Company, in an amount similar to other employees of the Company as approved by the Board of Directors. See “Employment Agreement with Menderes Akdag, Chief Executive Officer and President” on page 35 for a detailed description of the CEO’s current employment agreement.

The evaluation method and rating scale to measure performance that has been used to determine Mr. Akdag’s compensation in the past, and which may be used in future years is as follows: the evaluation method measures performance against planned objectives that can be determined quantitatively on a rating scale of 1 to 5 (with 5 being the highest rating), apportioning weight to each goal as a percentage (totaling 100%) and based on the final ratings, awarding a percentage increase in salary as follows: 5 – 10% increase in salary; 4 – 7% increase in salary; 3 – 4% increase in salary; 2 – 2% increase in salary; 1 – 0% increase in salary. The CEO’s compensation for fiscal year 2020 was based on the following fiscal 2019 goals, on a percentage basis: Net Revenue (35%), Operating Profit (35%), Employee Engagement Survey (15%), and the Net Promoter Score (15%). The goals of Net Revenue and Operating Profit are based annually on the Board-approved budget. The Net Promoter Score (measuring customer satisfaction) and the Employee Engagement Survey (measuring employee satisfaction) are also Company-wide goals. The method used provides planned objectives that can be determined quantitatively on a scale of 1 to 5, apportioning weight to each goal as a percentage (totaling 100%) and based on the final ratings, awarding a percentage increase in salary, at a previously predetermined amount. For example, a rating of a 3 is meeting the predetermined goal.

With respect to the CEO’s annual compensation package for the fiscal year ended March 31, 2020, the below chart reflects his fiscal 2019 goals, his performance against the goals, and the weight placed and rating received on each goal, which were the basis for his fiscal 2020 compensation. The total represents the weight multiplied by the rating. The CEO’s overall total rating was 1.64.

Goal	Budget	Actual	Weight	Rating	Total
Net Revenue (in millions)	$300.0	$283.4	35%	1.34	0.46
Operating Profit (in millions)	$56.0	$46.2	35%	1.00	0.35
Net Promoter Score	81.0%	82.5%	15%	4.50	0.68
Employee Engagement Survey	87.0%	78.0%	15%	1.00	0.15
Total					1.64

With respect to the CEO’s annual compensation package for the fiscal year ended March 31, 2019, a total rating of 1 earned no raise; a total rating of 2 earned a 2.0% raise; a total rating of 3 earned a 4.0% raise; a total rating of 4 earned a 7.0% raise; and a total rating of 5 earned a 10.0% raise. Based on the above-indicated total of 1.64, the CEO earned a 1.3% raise in annual salary for the fiscal year ended March 31, 2020.

The CEO’s compensation for fiscal year 2021 is based on the achievement of the following fiscal 2020 goals, on a percentage basis: Net Revenue (35%), Net Income (35%), Net Promoter Score (15%), and the Employee Engagement Survey (15%). The goals of Net Revenue and Net Income are based annually on the Board-approved budget, and are Company-wide goals. The Net Promoter Score (measures customer satisfaction) and the Employee Engagement Survey (measures employee satisfaction) are also Company-wide goals.

The CEO’s restricted stock-based compensation is also determined based on the above performance criteria. Future shares issued will be based on the CEO’s FY 2021 goals, using the following scale, a total rating of 1 – issuance of 30,000 shares; a total rating of 2 – issuance of 35,000 shares; a total rating of 3 – issuance of 40,000 shares; a total rating of 4 – issuance of 45,000 shares; and a total rating of 5 – issuance of 50,000 shares.

The CEO’s compensation for fiscal year 2022 will be based on the achievement of the following fiscal 2021 goals, on a percentage basis: Net Revenue (35%), Net Income (35%), New Order Sales (20%), and the Employee Engagement Survey (10%). The goals of Net Revenue, Net Income, and New Order Sales are based on the Board-approved budget, and are Company-wide goals. The Employee Engagement Survey (measures employee satisfaction) is also a Company-wide goal. Similar to previous years, the method used provides planned objectives that can be determined quantitatively on a scale of 1 to 5, apportioning weight to each goal as a percentage (totaling 100%) and based on the final ratings, awarding a percentage increase in salary, at a previously predetermined amount. A rating of a 3 is meeting the predetermined goal.

An independent compensation consultant was retained by the Compensation Committee in fiscal 2020 and 2021 to ensure the current compensation plan for our CEO was in line with industry standards, and optimal for the benefit of the Company, Board of Directors, and its stockholders.

The CFO’s annual compensation package is comprised of salary, bonus (if awarded in a particular fiscal year), and stock-based compensation. On an annual basis, the CEO together with the CFO determines the performance-based goals for the CFO at the beginning of the fiscal year. The compensation package is then submitted by the CEO for approval by the Compensation Committee.

The CFO’s compensation for fiscal 2020 was based on the CFO’s 2019 goals, which included on a percentage basis: Net Revenue (20%), Operating Profit (20%), General and Administrative Expenses as a Percentage of Sales (15%), Inventory Average Cost Reduction (15%), Net Promoter Score (15%), and the Employee Engagement Survey (15%). The goals of Net Revenue, Net Income, General and Administrative Expenses, and Inventory Average Cost Reduction were Company-wide goals and are based on the Board-approved budget. The Employee Engagement Survey (measures employee satisfaction) and the Net Promoter Score (measures customer satisfaction) were also Company-wide goals.

The evaluation method used measures performance against planned objectives that can be determined quantitatively on a rating scale of 1 to 5 (with 5 being the highest rating), apportioning weight to each goal as a percentage (totaling 100%) and based on the final ratings, awarding a percentage increase in salary, at a previously predetermined amount. For example, a rating of a 3 is meeting the predetermined goal. With respect to the CFO’s annual compensation package for the fiscal year ended March 31, 2020, the chart below reflects his fiscal 2019 goals, which were the basis for the fiscal 2020 compensation, and the weight placed and rating received on each goal. The total represents the weight multiplied by the rating. The CFO’s overall total rating was 1.98.

Goal	Budget	Actual	Weight	Rating	Total
Net Revenue (in millions)	$300.0	$283.4	20%	1.34	0.26
Operating Profit (in millions)	$56.0	$46.2	20%	1.00	0.20
General & Administrative Expenses as a percentage of sales	8.75%	8.70%	15%	3.50	0.52
Inventory Average Cost Reduction	1.0%	-0.9%	15%	1.10	0.17
Net Promoter Score	81.0%	82.5%	15%	4.50	0.68
Employee Engagement Survey	87.0%	78.0%	15%	1.00	0.15
Total					1.98

With respect to the CFO’s annual compensation package for the fiscal year ended March 31, 2020, a total rating of 1 earned no raise; a total rating of 2 earned a 2.0% raise; a total rating of 3 earned a 4.0% raise; a total rating of 4 earned a 7.0% raise; and a total rating of 5 earned a 10.0% raise. Based on the above-indicated total of 1.98, the CFO earned a 1.9% raise in annual salary for the fiscal year ended March 31, 2020.

Stock-based compensation is also determined based on the above performance criteria. With respect to the CFO’s annual stock-based compensation for the fiscal year ended March 31, 2020 he was awarded 9,450 restricted shares of common stock in July 2019, based on the above total rating of 1.98.

The CFO’s compensation for fiscal year 2021 is based on the achievement of the following fiscal 2020 goals, on a percentage basis: Net Revenue (25%), Net Income (25%), General and Administrative Expenses as a Percentage of Sales (10%), Equine Revenue (10%), Net Promoter Score (15%), and the Employee Engagement Survey (15%). The goals of Net Revenue, Net Income, General and Administrative Expenses, and Equine Revenue are based on the Board-approved budget. The Net Promoter Score (measures customer satisfaction) and the Employee Engagement Survey (measures employee satisfaction) are also Company-wide goals.

The CFO’s restricted stock-based compensation is also determined based on the above performance criteria. Future shares issued will be based on the CFO’s FY 2021 goals, using the following scale, a total rating of 1 – issuance of 8,400 shares; a total rating of 2 – issuance of 9,450 shares; a total rating of 3 – issuance of 10,500 shares; a total rating of 4 – issuance of 11,550 shares; and a total rating of 5 – issuance of 12,600 shares.

The CFO’s compensation for fiscal year 2022 will be based on the achievement of the following fiscal 2021 goals, on a percentage basis: Net Revenue (25%), Net Income (25%), General and Administrative Expenses as a Percentage of Sales (25%), Investor Outreach (15%), and the Employee Engagement Survey (10%). The goals of Net Revenue, Net Income, and General and Administrative Expenses are based annually on the Board-approved budget. The Employee Engagement Survey (measures employee satisfaction) is also a Company-wide goal. The Investor Outreach goal is an individual goal for the CFO. Similar to fiscal 2020, the method used provides planned objectives that can be determined quantitatively on a scale of 1 to 5, apportioning weight to each goal as a percentage (totaling 100%) and based on the final ratings, awarding a percentage increase in salary, at a previously predetermined amount. For example, a rating of a 3 is meeting the predetermined goal.

In previous fiscal years, an annual bonus was based on a Company-wide goal determined by management based on the Company’s reorder goal. A minimum bonus was determined and the bonus pool would increase depending on exceeding the goal. This bonus pool was then distributed to all employees, except for the CEO. The distribution amount was based on position and time of service. In fiscal 2020, the Company’s CFO earned a bonus of $1,000.

The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s CEO and CFO (“Named Executive Officers”) for the fiscal years ended March 31, 2020, 2019, and 2018.

FISCAL 2020 SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	All Other Compensation ($) (i)	Total ($) (j)

Menderes Akdag,	2020	$617,771	$-	$639,200	$46,489	$1,303,460
Chief Executive Officer	2019	600,000	-	-	257,551	857,551
and President	2018	600,000	-	-	621,485	1,221,485

Bruce S. Rosenbloom,	2020	327,110	1,000	151,011	94,017	573,138
Chief Financial Officer	2019	320,350	1,000	372,015	172,916	866,281
	2018	302,410	900	507,885	198,554	1,009,749

The amounts reported in the Bonus column (column (d)) reflect the annual bonus paid out in the years provided. The annual bonus is based on a Company-wide goal determined by management, the bonus details are described above.

The amounts reported in the Stock Awards column (column (e)) reflect the grant date fair value, associated with each Named Executive Officer’s restricted stock award under the 2006 Employee Equity Compensation Restricted Stock Plan, calculated in accordance with the provisions of the ASC Topic 718 (Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation). For the fiscal year ending March 31, 2020, Mr. Akdag was granted 40,000 restricted shares of common stock on July 26, 2019, which vest over a period of 1 year. Mr. Akdag did not receive any restricted stock awards in the fiscal years ended March 31, 2019 and 2018. For the fiscal years ended March 31, 2020, 2019 and 2018, Mr. Rosenbloom was granted 9,450 restricted shares of common stock on July 26, 2019, 10,500 restricted shares of common stock on July 27, 2018, and 10,500 restricted shares of common stock on July 28, 2017, respectively. All of Mr. Rosenbloom’s restricted shares of common stock grants vest over a period of 3 years.

The amounts reported for the fiscal year ended March 31, 2020, in the All Other Compensation column (column (i)) reflect, for each Named Executive Officer, the sum of (i) amounts paid by the Company for withholding taxes related to restricted stock issuances, $47,375 for Mr. Rosenbloom, Mr. Akdag did not receive any vested shares in the fiscal year, therefore no withholding taxes were paid on his behalf by the Company, (ii) the dollar value of healthcare costs paid by the Company, $35,489 for Mr. Akdag and $35,642 for Mr. Rosenbloom, and (iii) amounts contributed by the Company to the Company’s 401(k) Plan, $11,000 for both Mr. Akdag and Mr. Rosenbloom. Amounts paid by the Company for withholding taxes related to restricted stock issuances and contributions paid to the Company’s 401(k) Plan are calculated on the same basis for all participants in the plan, including the Named Executive Officers.

The Company cautions that the amounts reported in the Fiscal 2020 Summary Compensation Table for stock awards reflect the grant date fair value and may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the Named Executive Officer’s continued employment. Additional information on all outstanding restricted stock and stock option awards is reflected in the Fiscal 2020 Outstanding Equity Awards at Year-End table below. The following table supplements the disclosure in the Fiscal 2020 Summary Compensation Table with respect to stock awards made to the Named Executive Officers in fiscal 2020.

FISCAL 2020 GRANTS OF PLAN-BASED AWARDS

Name (a)	Grant Date (b)	All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Closing Price on Grant Date	Grant Date Fair Value of Stock and Option Awards (l)

Menderes Akdag	7/26/2019	40,000	-	-	$15.98	$639,200
Bruce S. Rosenbloom	7/26/2019	9,450	-	-	$15.98	$151,011

Mr. Akdag’s restricted stock award was granted on July 26, 2019 under the 2016 Employee Plan and the award vests on the one year anniversary of the grant date. Mr. Rosenbloom’s restricted stock award was granted on July 26, 2019 under the 2016 Employee Plan and the award vests one-third on the first, second, and third anniversaries of the grant date. Our equity compensation plans are administered by the Compensation Committee. Restricted stock grants are made on an annual basis in amounts determined/approved by the Compensation Committee. Restricted stock grants generally vest in equal installments over three years.

The following table sets forth certain information regarding equity-based awards held by our Named Executive Officers as of March 31, 2020, which consist of restricted stock awards.

FISCAL 2020 OUTSTANDING EQUITY AWARDS AT YEAR-END

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date ($) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)

Menderes Akdag	-	-	$-	-	40,000	(1)	$1,151,200

Bruce S. Rosenbloom	-	-	-	-	3,500	(2)	100,730
	-	-	-	-	7,000	(3)	201,460
	-	-	-	-	9,450	(4)	271,971

  __________________

(1)	These shares of restricted stock were granted on July 26, 2019. These shares vest on the first anniversary of the grant date.
(2)	These shares of restricted stock were granted on July 28, 2017. These shares vest on the third anniversary of the grant date.
(3)	These shares of restricted stock were granted on July 27, 2018. These shares vest on the second and third anniversaries of the grant date.
(4)	These shares of restricted stock were granted on July 26, 2019. These shares vest on the first, second, and third anniversaries of the grant date.

The amounts reported in the Market Value of Shares or Units of Stock That Have Not Vested column (column (h)) were determined by multiplying the number of shares of common stock, as applicable, by $28.78, the closing price of common stock on March 31, 2020. The Company cautions that the amounts reported in the 2020 Grants of Plan-Based Awards table and the Fiscal 2020 Outstanding Equity Awards at Year-End table for these stock awards reflect the grant date fair value and market value at March 31, 2020, and may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the Named Executive Officer’s continued employment.

The following table sets forth certain information regarding delivery of restricted stock upon the expiration of forfeiture (vesting) periods by each of our Named Executive Officers listed in the Fiscal 2020 Summary Compensation Table, during fiscal 2020.

FISCAL 2020 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)

Bruce S. Rosenbloom	-	-	10,500	167,965

The value realized on the vesting of restricted stock for Mr. Rosenbloom was determined by multiplying the 3,500 shares acquired on vesting by $16.03, the closing price of the common stock at the vesting date, on July 22, 2019, 3,500 shares acquired on vesting by $15.98, the closing price of the common stock at the vesting date, on July 27, 2019, and 3,500 shares acquired on vesting by $15.98, the closing price of the common stock at the vesting date, on July 28, 2019. Mr. Akdag had no restricted stock vest in fiscal 2020.

2020 Pension Benefits and Deferred Compensation

The Company does not provide pension benefits and the Company does not have provisions for deferred compensation.

Employment Agreement with Menderes Akdag, Chief Executive Officer and President

On March 15, 2019, the Company entered into Amendment No. 5a to Mr. Akdag’s employment agreement, which was set to expire on March 16, 2019 pursuant to Amendment No. 5 to the employment agreement. With the intent to enter into amendment No. 6 to the employment agreement, the Compensation Committee worked with a nationally-recognized compensation consulting firm to ensure executive pay to our CEO is consistent with a selected peer group and contains appropriate performance bench marks. At the time of entering into Amendment No. 5a, the report from the compensation consulting firm had been received and analyzed, and the Chair of the Board had presented the results to, and was negotiating with, Mr. Akdag to agree to final terms that would be acceptable to all parties, subject to final Board approval. Amendment No. 5a, commencing on March 16, 2019, amended the term of Mr. Akdag’s employment agreement until May 13, 2019, and Mr. Akdag's salary remained $600,000 per year throughout the term of the amendment.

On May 13, 2019, based on the recommendation of Compensation Committee of the Board of Directors and the approval of the Board of Directors, the Company and Mr. Akdag entered into Amendment No. 6 to Mr. Akdag’s employment agreement which amended certain provisions of the employment agreement as follows: the term of the employment agreement was extended until the earlier of (i) the date of the Company's 2020 Annual Stockholders Meeting, or (ii) August 1, 2020; and Mr. Akdag's salary remained at $600,000 per year throughout the term of the agreement subject to a percentage increase adjustment, if any, commencing on the pay period ending on May 17, 2019, based on pre-determined individual and corporate performance goals and objectives for fiscal 2019 approved by the Board.

The evaluation method used will measure performance against planned objectives that can be determined quantitatively on a rating scale of 1 to 5 (with 5 being the highest rating), apportioning weight to each goal as a percentage (totaling 100%) and based on the final ratings, awarding a percentage increase in salary as follows: 5 – 10% increase in salary; 4 – 7% increase in salary; 3 – 4% increase in salary; 2 – 2% increase in salary; 1 – 0% increase in salary. Effective May 3, 2019, and in accordance with Amendment No. 6 to the employment agreement, Mr. Akdag’s salary was increased from $600,000 to $607,880 based on the results of his performance against the fiscal 2019 performance goals.

In addition, in accordance with the terms of the PetMed Express, Inc. 2016 Employee Plan, and subject to the further terms, conditions and restrictions contained in a separate agreement, titled “Restricted Stock Agreement Pursuant To PetMed Express, Inc. 2016 Restricted Stock Plan,” on July 26, 2019 Mr. Akdag was granted 40,000 restricted shares of the Company's common stock, par value $.001 per share, to vest on July 26, 2020.

Further, subject to the Company and Mr. Akdag entering into an extension of the employment agreement for an additional one year period following the expiration of Amendment No. 6, and to the further terms, conditions and restrictions contained in a separate agreement, titled “Restricted Stock Agreement Pursuant To PetMed Express, Inc. 2016 Restricted Stock Plan,” to be entered into by and between the Company and Mr. Akdag on the earlier of (i) the date of the Company’s 2020 Annual Stockholders’ Meeting or (ii) August 1, 2020, Mr. Akdag will be granted restricted stock, to vest on the one year anniversary of the grant date, in the below amounts based on the same pre-determined individual and corporate-wide performance goals and objectives to be approved by the Board of Directors upon which Mr. Akdag’s salary is based, as follows: 5 – 50,000 shares of restricted stock; 4 – 45,000 shares of restricted stock; 3 – 40,000 shares of restricted stock; 2 – 35,000 shares of restricted stock; 1 – 30,000 shares of restricted stock.

The Company will pay the current withholding tax percentage for stock compensation awards according to current IRS guidelines.  The Company will also pay Mr. Akdag his withholding tax amount by providing Mr. Akdag gross up compensation, which includes the withholding tax on the tax benefit paid by the Company, in an amount similar to other employees of the Company as approved by the Board of Directors, which currently is approved for up to 28.2% (based on the current IRS withholding guidelines according to IRS guidelines of 22%) for employees.  This approved 28.2% withholding and tax benefit % may fluctuate based on changes in the withholding percentage. The actual withholding tax obligation is determined by using the following formula: Fair Market Value of Vested Shares divided by (1.0 – .22) = Total grossed-up income which includes withholding taxes. The 22% rate is based on current withholding guidelines. This percentage may change in future years. This total grossed-up amount is then multiplied by the current withholding percentage to determine the actual withholding tax amount to be paid by the Company. FICA taxes on the grossed-up amount will be paid by Mr. Akdag.

In addition, as compensation for an approximate four month delay from the expiration date of Amendment No. 5 to the Executive Employment Agreement to July 26, 2019, in addition to Mr. Akdag receiving a salary in accordance with his previous annual rate of $600,000, Mr. Akdag also received a one-time payment of $10,800 in full satisfaction of any lost amounts in earned dividends for restricted shares that would have been issued to Mr. Akdag on March 16, 2019 in connection with his compensation following the expiration date of Amendment No. 5 to the Executive Employment Agreement.

On July 12, 2019, the Company and Mr. Akdag entered into Amendment No. 7 to Mr. Akdag’s employment agreement to amend the provision regarding termination following a change in control. See “Potential Payments on Termination and/or Change in Control” below, for a detailed description of the provisions regarding termination following a change in control.

Potential Payments on Termination and/or Change in Control

This section describes the payment that may be made to Mr. Akdag upon termination or change in control of the Company, (as both are described in his original employment agreement and the latest amendment) pursuant to the original employment agreement and amendments thereto, and to Bruce S. Rosenbloom, CFO, pursuant to conditions of his employment letter dated May 30, 2001, as amended on August 24, 2017. The Company can terminate the employment of Mr. Akdag either upon mutual consent, for cause, or without cause. If the Company should terminate Mr. Akdag’s employment agreement for cause, or if Mr. Akdag should terminate his employment agreement without "good reason" as described in the employment agreement, no severance benefits would be paid.

According to Mr. Akdag’s employment agreement “good reason" shall mean (a) a significant change in the nature or scope of the authorities, powers, functions, duties or responsibilities attached to Executive's position as described in Section 3; or (b) a material breach of the Agreement by the Company; or (c) a material reduction of the Executive's benefits under any employee benefit plan, program or arrangement (for Executive individually or as part of a group) of the Company as then in effect or as in effect on the Effective Date of the Agreement, which reduction shall not be effectuated for similarly situated employees of the Company; or (d) failure by a successor company to assume the obligations under the Agreement; or (e) a change in the Executive's principal office to a location outside Palm Beach or Broward County, Florida. If the Company should terminate Mr. Akdag’s employment agreement without cause, the Company would be required to give Mr. Akdag three months’ notice and continue to compensate him under the terms of the employment agreement during those three months. At the end of the three-month period, the Company would have to pay Mr. Akdag severance benefits consisting of a lump sum payment in the amount equal to his annual base salary at the rate in effect at the time of termination (currently $607,880) and continue to pay Mr. Akdag his annual base salary and benefits at the rate in effect at the time of termination through the remaining term of the employment agreement, and any previously granted but unvested restricted stock awards would immediately vest. In the event Mr. Akdag terminates his employment agreement for “constructive termination” (as defined in the employment agreement), such termination will be deemed a termination by the Company without cause and the Company would have to pay Mr. Akdag the severance benefits as provided for under a termination without cause.

In the event of a termination of the employment agreement due to the disability (as defined in the employment agreement) or death of Mr. Akdag, the Company would continue to pay Mr. Akdag or his estate, as applicable, the amount of Mr. Akdag’s annual base salary at the rate in effect at the time of termination for a period of one (1) year. In the event that a Change in Control (as defined in the employment agreement) of the Company shall occur at any time, Mr. Akdag shall have the right to terminate his employment for “good reason” (defined above) under the employment agreement upon thirty (30) days written notice given at any time within one (1) year after the occurrence of such event, and upon such termination, Mr. Akdag shall be entitled to a one-time payment of two times his salary as of the date of such termination.

The Company can terminate the employment of Mr. Rosenbloom either upon mutual consent, for cause, or without cause. If the Company should terminate Mr. Rosenbloom’s employment without cause, the Company would be required to give Mr. Rosenbloom twelve months’ severance pay at his base salary (potential severance payment of $337,740), at the time of termination. In the event that a change of control (as defined in the employment letter, as amended) occurs, and within three months thereafter Mr. Rosenbloom is not offered a commensurate position with a salary commensurate with the duties and responsibilities of the position and/or he chooses to terminate his employment with the Company, such termination shall be considered “with good cause” and Mr. Rosenbloom will be entitled to the severance pay described above, provided however, that Mr. Rosenbloom provides the Company with written notice within sixty (60) days of the initial existence of the condition that he believes constitutes good cause in connection with a change of control specifically identifying the acts or omissions constituting the grounds therefor and a reasonable cure period of not less than thirty (30) days following the date of such notice.

Non-Compete and Non-Disclosure Agreements

Both Mr. Akdag and Mr. Rosenbloom are parties to a Non-Disclosure, Non-Compete and Non-Solicitation Agreement with the Company. Each executive agreed to keep in confidence any and all confidential business information the executive becomes aware of or learns or to which he has access during his employment with the Company which has not been publicly disclosed and is not a matter of common knowledge, both during and for two years after their employment. Each executive also agreed that upon termination of employment, each will not, for a period of two (2) years after such termination, either directly or indirectly, as a principal, officer, director, proprietor, employee, contractor, partner, investor (apart from owning stock in any publicly traded corporation so long as such ownership does not exceed five percent (5%) of the total value of the outstanding stock of such corporation), advisor, agent, representative or other participant engage in any business that is in actual or prospective competition with the Company, solicit or otherwise attempt to induce or solicit, or in any other manner influence, any current or future employee or vendor of the Company to terminate or modify his/her/its relationship with the Company, or solicit or otherwise attempt to induce or solicit, or in any other manner influence, any customer or prospective customer of the Company.

CEO Pay Ratio

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee, excluding our CEO. For the fiscal year ended March 31, 2020 as determined under Item 402 of the SEC’s Regulation S-K:

• the median of the annual total compensation of all employees of our company (other than our CEO) was $40,356; and

• the annual total compensation of our CEO was $1,303,460.

Based on this information, for fiscal 2020, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was 32:1. We believe this ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.

As permitted by SEC rules, to identify our median employee, we selected total direct compensation as our consistently applied compensation measure, which we calculated as actual salary paid to our employees for fiscal 2020 (including overtime for hourly employees), actual bonus or sales commission earned by our employees in fiscal 2020, and the value of equity awards granted to our employees in fiscal 2020. Further, we used March 31, 2020 to determine our employee population and used the consistently applied compensation measure as described above to determine our median employee. In determining this population, we included all full-time and part-time employees other than our CEO. We did not include any contractors or workers employed through a third-party provider in our employee population. Based on this approach, we selected the individual who represented the median employee. We then calculated the annual total compensation for this individual using the same methodology we used for our named executive officers in our 2020 Summary Compensation Table.

DIRECTOR COMPENSATION

The Company’s compensation philosophy has historically been to provide employees, officers, and board members a compensation package in line with identified peer group companies.  The Company believes that it is important to give management and the Board members a financial stake in the Company to encourage decisions and actions that will benefit all stockholders. As such, all recipients of stock grants can participate equally in the gains and declines in the Company’s valuation.  Further, the philosophy has been to structure the Board of Directors’ compensation package more heavily weighted to actual stock price performance.

Our Board of Directors reviews non-employee director compensation arrangements on a periodic basis. Apart from the increase in fiscal 2020 to the annual retainer fee for the Chair of the Board (see below), the Company’s Board determined to keep non-employee director compensation at the same level as the prior year, with all non-employee directors receiving the same compensation regardless of duties within the Board structure. The Company does not pay additional fees for committee chairs or committee membership, and no fees are paid for attending meetings.

Furthering the philosophy of rewarding non-employee directors based on the Company’s common stock price performance every year, non-employee directors receive a specific number of shares of common stock rather than a specific dollar amount, thus rewarding the non-employee directors for stock appreciation rather than issuing additional shares should the stock price drop. In addition, there is an annual vesting over a three-year time period, further incentivizing continuity and a long-term outlook to enhance stockholder value.   Any change in the total compensation levels shown for management and non-employee directors is reflective of the change in stock price year-to-year rather than any changes in the compensation philosophy or actual compensation plans of the Company. The Board and management believe that the philosophy of awarding share grants aligns employees’, officers’, and board members’ compensation to the benefit of all stakeholders.

Each non-employee member of our Board of Directors who is a sitting member of our Board of Directors as of the date of our annual stockholder meeting for each such year receives an annual retainer of $40,000. On October 30, 2019, the Compensation Committee recommended, and the Board approved, an additional annual retainer fee for the Chair of the Board of $15,000 effective after July 26, 2019. Each of our non-employee directors also receives an annual grant of 7,500 shares of restricted stock on the date of our annual stockholders meeting of such year under the 2015 Director Plan.

These awards are approved by the Board each year on the date of our annual meeting of stockholders for the particular year. These awards will vest equally over a three-year period, on the anniversary of issuance date (usually the date of the annual stockholder’s meeting) so long as the recipient is a director on such date. For the fiscal year ended March 31, 2020, each non-employee director was granted 7,500 restricted shares under the 2015 Director Plan on July 26, 2019. This grant will vest in one-third increments on July 26, 2020, 2021, and 2022. The Company also pays the reasonable travel and accommodation expenses of non-employee directors in connection with their participation in meetings of the Board of Directors.

Based on the recommendation of our Compensation Committee and approval of our Board of Directors, new non-employee directors will be eligible to receive a grant of 7,500 shares of restricted stock at the time of their appointment, prorated for service from the date of their appointment through the first following occurrence of the date of the Company’s annual meeting of stockholders. Awards to new non-employee directors will vest equally over a three-year period, on the anniversary of issuance date so long as the recipient is a director on such date. Also, annual retainers for new non-employee directors are prorated during a director’s first year of service.

An independent compensation consultant was retained by the Compensation Committee in fiscal 2020 to ensure the current compensation plan for our non-employee directors was in line with industry standards, and optimal for the benefit of the Company and its stockholders.

The following table summarizes the compensation earned by and paid to the Company’s non-employee directors for the fiscal year ended March 31, 2020. The compensation paid to Mr. Akdag is shown under “Executive Compensation” in the table entitled “Fiscal 2020 Summary Compensation Table” and the related explanatory tables. Mr. Akdag does not receive any compensation for his service as a member of the Board.

FISCAL 2020 DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	All Other Compensation ($) (g)	Total ($) (h)

Leslie C.G. Campbell	$40,000	$119,850	$-	$159,850
Frank J. Formica	40,000	119,850	-	159,850
Gian M. Fulgoni	40,000	119,850	-	159,850
Ronald J. Korn	40,000	119,850	-	159,850
Robert C. Schweitzer	47,500	119,850	-	167,350

The amounts reported in the Stock Awards column (column (c)) reflect the grant date fair value, associated with each director’s award under the 2015 Outside Director Equity Compensation Restricted Stock Plan, calculated in accordance with the provisions of the ASC Topic 718 (Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation).

The Company cautions that the amounts reported in the Fiscal 2020 Director Compensation table for stock awards reflect the vesting date fair value and may not represent the amounts that the directors will actually realize from the awards. Whether, and to what extent, a director realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the director’s continued service on the Board.

EQUITY COMPENSATION PLAN INFORMATION

2006 Restricted Stock Plans

At the Annual Meeting of the Company’s stockholders held on July 28, 2006, both the PetMed Express, Inc. 2006 Employee Equity Compensation Restricted Stock Plan and the PetMed Express, Inc. 2006 Outside Director Equity Compensation Restricted Stock Plan were approved by the stockholders. The 2006 Employee Plan and 2006 Director Plan expired on July 28, 2016, whereupon no further awards were granted under these plans.

All employees were eligible to receive awards under the 2006 Employee Plan, which consisted of grants of restricted stock. At the time of initial stockholder approval, the maximum number of shares of common stock that were authorized for issuance for awards pursuant to the 2006 Employee Plan was not in the aggregate to exceed 1,000,000 common shares. At the 2012 Annual Meeting, the Company’s stockholders approved an amendment, as previously approved by the Board in May 2012, to the 2006 Employee Plan to provide for an automatic increase every year in the amount of shares available for issuance under the 2006 Employee Plan of 10% of the shares authorized under the 2006 Employee Plan. At March 31, 2020, the Company had no restricted common shares issued under the 2006 Employee Plan.

The purpose of the 2006 Director Plan was to promote the interests of the Company by attracting, retaining, and compensating highly qualified individuals who were not employees or affiliates of PetMed Express, Inc. or any of its subsidiaries, to serve as members of the Company’s Board of Directors, and to enable them to increase their ownership of PetMed Express, Inc.’s common stock, thereby increasing their proprietary interest in PetMed Express, Inc. and their identification with the interests of PetMed Express, Inc.’s stockholders. At the time of initial stockholder approval, the maximum number of shares of common stock that were authorized for issuance for awards under the 2006 Director Plan was not in the aggregate to exceed 200,000 shares. At the 2012 Annual Meeting, the Company’s stockholders approved an amendment, as previously approved by the Board in May 2012, to the 2006 Director Plan (“Amended and Restated 2006 Director Plan”) to increase from 200,000 to 400,000 the number of shares of the Company's common stock available for issuance under the 2006 Director Plan, and to provide for an automatic increase every year in the amount of shares available for issuance under the 2006 Director Plan of 10% of the shares authorized under the 2006 Director Plan. At March 31, 2020, the Company had no restricted common shares issued under the 2006 Director Plan.

2015 and 2016 Restricted Stock Plans

At the 2015 Annual Meeting, the Company’s stockholders approved the 2015 Outside Director Equity Compensation Restricted Stock Plan, which was identical to the Amended and Restated 2006 Director Plan, including authorizing an amount of 400,000 shares as the maximum number of shares of common stock that may be awarded thereunder, with an automatic increase on the first trading day of January each calendar year during the term of the plan by an amount equal to ten percent (10%) of the total numbers of shares of common stock, with awards to be made until July 24, 2025. At March 31, 2020, the Company had 135,000 restricted common shares issued under the 2015 Director Plan.

At the 2016 Annual Meeting, the Company’s stockholders approved the 2016 Employee Equity Compensation Restricted Stock Plan, which was identical to the 2006 Employee Plan, including authorizing an amount of 1,000,000 shares as the maximum number of shares of common stock that may be awarded thereunder, with awards to be made until July 29, 2026. At March 31, 2020, the Company had 153,608 restricted common shares issued under the 2016 Employee Plan.

Description of Equity Compensation Plans

For purposes of the description of the Company’s equity compensation plans, the 2006 Employee Plan and the 2016 Employee Plan are collectively referred to as the “Employee Plan”, the 2006 Director Plan and the 2015 Director Plan are collectively referred to as the “Director Plan”, and the Employee Plan and the Director Plan are collectively referred to as the “Plans”.

Administration of Plans

The Employee Plan is administered by the Company’s Compensation Committee, which has the sole authority to (i) designate participants in the Employee Plan, (ii) determine the number of shares to be covered by grants under the Employee Plan, (iii) determine the terms and conditions of any grant under the Employee Plan, (iv) interpret and administer the Employee Plan, (v) establish, amend, suspend or waive rules and guidelines and appoint such agents as it deems appropriate for the administration of the Employee Plan, and (vi) make any other determination and take any other action that it deems necessary or desirable for administration of the Employee Plan.

The Director Plan is administered by the Company’s Board of Directors, which has the sole authority to (i) grant shares under the Director Plan, (ii) interpret and administer the Director Plan, (iii) determine the terms and conditions of any grant under the Director Plan, (iv) establish, amend, suspend or waive rules and guidelines and appoint such agents as it deems appropriate for the administration of the Director Plan, and (v) make any other determination and take any other action that it deems necessary or desirable for administration of the Director Plan.

Awards and Vesting

The Compensation Committee has the authority to grant to Employee Plan participants awards of restricted stock that will be subject to such conditions, restrictions and contingencies as the Compensation Committee may impose. Pursuant to the Employee Plan, the minimum restricted period applicable to certain grants of restricted stock will be one year and the maximum restricted period will be ten years. Such restricted period would terminate under the following circumstances: the participant's total and permanent disability or the participant's death.

Except as otherwise determined by the Compensation Committee, upon termination of employment for any reason during the applicable restriction period, all shares subject to restrictions granted under the Employee Plan will be forfeited and reacquired by the company. The Board of Directors has the authority to grant to Director Plan participants awards of restricted stock.

Pursuant to the Director Plan, the minimum restricted period applicable to certain grants of restricted stock will be one year and the maximum restricted period will be ten years. Such restricted period would terminate under the following circumstances: the participant's total and permanent disability or the participant's death.

Except as otherwise determined by the Board of Directors, if a participant shall cease to serve as an independent (outside) director for any reason during the applicable restriction period, all shares subject to restrictions granted under the Director Plan will be forfeited and reacquired by the Company.

Pursuant to the Director Plan, each person who is an independent director, following the Company’s annual meetings of stockholders each year will automatically be granted an award of 7,500 shares of common stock (subject to change with Board approval). The grant date with respect to each such award will be the date on which the award is granted.

Escrow of Stock Certificates

Certificates representing the Restricted Stock will be registered in the name of the participant, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and PetMed Express, Inc. shall retain physical possession of the certificate in escrow until all restrictions have been lifted or requirements met.

Rights with Respect to Shares

 During the period in which any shares of restricted stock granted under the Employee Plan or Director Plan are subject to any restrictions, the participant to whom such shares have been awarded will have all the rights of a stockholder with respect to such shares, including the right to vote such shares and the right to receive dividends on such shares.

Restrictions and Adjustments

 Restricted stock grants under the Employee Plan and Director Plan may not be assigned, transferred or pledged by the participant, other than by will or the laws of descent and distribution (unless assigned or transferred to the company) prior to the time at which all applicable restrictions imposed under the terms of the relevant award have expired, lapsed, or have been waived or satisfied.

In the event of any change in the Company’s common stock by reason of recapitalization, merger, consolidation, combination or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, (i) the numbers and class of shares covered by outstanding awards under the Employee Plan and Director Plan, and (ii) the aggregate number and class of shares available under the Employee Plan and Director Plan, would be adjusted by the Compensation Committee or Board of Directors, respectively. Any new, additional or different securities to which the participant is entitled with respect to an award by reason of such adjustment shall be deemed to be restricted stock and shall be subject to the same terms, conditions, and restrictions as the award so adjusted.

Change in Control

 Pursuant to the Employee Plan and Director Plan, unless an award agreement expressly provides otherwise, upon the effective date of a “change in control” of the Company, any restricted period imposed on an award would immediately terminate. For purposes of the Employee Plan and Director Plan, a “change in control” means the happening of any of the following events:

●	any individual, entity or group becomes the owner of 20% or more of the Company’s outstanding common shares;

●

there occurs within any period of two consecutive years any change in the directors of the Company such that the members of the Company's Board of Directors prior to such change do not constitute a majority of the directors after giving effect to all changes during such two-year period unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period;

●

the Company is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another company or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such company or other entity immediately after such transaction is held in the aggregate by holders of the Company's common stock immediately before such transaction.

Amendment or Termination of Plans; Amendments to Awards

The Employee Plan may be amended, suspended, discontinued, or terminated by the Compensation Committee without the consent of any stockholder, plan participant, or other holder of an award under the Employee Plan, and the Director Plan may be amended, suspended, discontinued, or terminated by the Board of Directors without the consent of any stockholder, plan participant, or other holder of an award under the Director Plan. However, without the approval of stockholders, no such amendment, suspension, discontinuation or termination may be made that would increase the total number of shares available for awards under the plans, extend the duration of the plans, or materially increase the benefits accruing to participants under the plans.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2020, Robert C. Schweitzer, Ronald J. Korn, Gian M. Fulgoni, Frank J. Formica, and Leslie C.G. Campbell served on the Compensation Committee. None of our Compensation Committee members have ever been an officer or employee of the Company or of any of our subsidiaries and none of our executive officers have served on the compensation committee or board of directors of any company of which any of our directors is an executive officer. Accordingly, insiders do not participate in compensation decisions.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Board’s policy requires that transactions with related parties must be entered into in good faith on fair and reasonable terms that are no less favorable to the Company than those that would be available in a comparable transaction in arm’s-length dealings with an unrelated third party. The Audit Committee of our Board is responsible for the review and recommendation to the Board for approval of all related party transactions in accordance with the Related Party Transaction Policies and Procedures adopted on July 26, 2019. In connection with its review of a related party transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, and the extent of the related party’s interest in the related party transaction.

Our Board, by a vote of the disinterested directors, must approve all related party transactions that are recommended by the Audit Committee. Since the beginning of the Company’s last fiscal year, the Company has not had, or been a party to, nor is there currently proposed, a transaction with a related party.

INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to the Board.

OTHER MATTERS

       Our Board of Directors does not intend to present, or have any reason to believe others will present, any items of business other than those matters set forth in this Proxy Statement. If other matters are properly brought before the Board of Directors at the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with the recommendation of our Board of Directors.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

A copy of our Annual Report on Form 10-K for the year ended March 31, 2020, exclusive of certain exhibits filed with the SEC, accompanies this Proxy Statement. These exhibits, as well as our quarterly reports on Form 10-Q, current reports of Form 8-K and other information filed by the Company with the SEC, are available to the public free of charge over the internet at our website at www.1800petmeds.com under the section “About Us” located at the bottom of the page or at the SEC's web site at www.sec.gov, or upon written request to the Corporate Secretary and General Counsel, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 or by contacting Investor Relations at 1-800-738-6337. Our SEC filings are available through our website as soon as reasonably practicable after we have electronically filed or furnished them to the SEC. The information on our website is not a part of this Proxy Statement.

Delray Beach, Florida June 19, 2020	By Order of the Board of Directors, /S/ MENDERES AKDAG MENDERES AKDAG Chief Executive Officer, President, Director

PETMED EXPRESS, INC.

The undersigned hereby appoints Bruce S. Rosenbloom and Alison Berges, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein to vote the undersigned's shares of PetMed Express, Inc. Common Stock at the Annual Meeting of Stockholders of PetMed Express, Inc. to be held on Friday, July 31, 2020 at 1:00 P.M. Eastern Time, at the Company's Headquarters, Delray Beach, Florida, 33445 or as a virtual meeting and at any adjournment(s) or postponement(s) thereof upon matters set forth in the proxy statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed hereof by the Stockholder.

If no direction is made, this proxy will be voted FOR all nominees listed in Item 1, and FOR Items 2 and 3.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

To include any comments, please mark this box. ☐

To change your address, please mark this box. ☐

▲FOLD AND DETACH HERE▲

1-800-PetMeds®
America's Most Trusted Pet Pharmacy®

PETMED EXPRESS, INC. ADMISSION TICKET

2020 ANNUAL MEETING OF STOCKHOLDERS
FRIDAY, JULY 31, 2020 AT 1:00 P.M. ET

THIS TICKET MUST BE PRESENTED TO ENTER THE MEETING

IMPORTANT NOTICE REGARDING IN PERSON OR VIRTUAL ANNUAL MEETING

We intend to hold our Annual Meeting in person at the Company's Headquarters as indicated in our Notice and Proxy Statement. We continue to monitor the uncertainties surrounding public health and travel concerns relating to the coronavirus. We are keeping open the option of holding a virtual-only meeting. Please monitor our website at https://www.1800petmeds.com/annualreports.jsp and our filings on the SEC's website at www.sec.gov for further information. We encourage you to review the Proxy Materials and vote in advance of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held July 31, 2020
This Proxy Statement and our 2020 Annual Report to Stockholders are available at:
http://www.cstproxy.com/1800petmeds/2020

Votes must be indicated (x) in Black or Blue Ink. ☒

The Board of Directors unanimously recommends a vote "FOR" all nominees listed in Item 1:

1. To elect six (6) Directors to the Board of Directors:

Nominees:	FOR	AGAINST	ABSTAIN
1a. Menderes Akdag	☐	☐	☐
1b. Leslie C.G. Campbell	☐	☐	☐
1c. Frank J. Formica	☐	☐	☐
1d. Gian M. Fulgoni	☐	☐	☐
1e. Ronald J. Korn	☐	☐	☐
1f. Robert C. Schweitzer	☐	☐	☐

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

I plan on attending the meeting. ☐

Dated: ____________________, 2020

Signature ________________________________

Signature ________________________________

The signature of this Proxy should correspond exactly with the stockholder's name as printed to the left. In case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.

CONTROL NUMBER

▲FOLD AND DETACH HERE▲

SCAN TO
VIEW MATERIALS & VOTE

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALvote.com/PETS

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

1-800-PetMeds®

America's Most Trusted Pet Pharmacy®

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at http://viewproxy.com/1800petmeds/2020

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 23, 2020 to facilitate timely delivery.

Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of PETMED EXPRESS, INC.

Notice is hereby given that the Annual Meeting of Stockholders of PetMed Express, Inc. will be held on July 31, 2020 at 1:00 p.m. Eastern Time at The Company's Headquarters, 420 South Congress Avenue, Delray Beach, Florida 33445 for the following purposes:

1. To elect six (6) Directors to the Board of Directors;

   Nominees: 01 Menderes Akdag, 02 Leslie C.G. Campbell, 03 Frank J. Formica, 04 Gian M. Fulgoni, 05 Ronald J. Korn, and 06 Robert C. Schweitzer
2. An advisory (non-binding) vote on executive compensation;
3. To ratify the appointment of RSM US LLP as the independent registered public accounting firm for the Company to serve for the 2021 fiscal year;

The Board of Directors unanimously recommends a vote "FOR" all nominees listed, and "FOR" items 2 and 3.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

INTERNET — To view your proxy materials online, go to http://viewproxy.com/1800petmeds/2020. Have the 11 digit control number available when you access the website and follow the instructions.

TELEPHONE — **877-777-2857 TOLL FREE**

E-MAIL — requests@viewproxy.com

* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

SCAN TO VIEW MATERIALS & VOTE

CONTROL NO.

1-800-PetMeds®
America's Most Trusted Pet Pharmacy®

The following proxy materials are available to you to review at: http://viewproxy.com/1800petmeds/2020

- 2020 Proxy Statement
- 2020 Annual Report

If you require directions to the annual meeting, please call 1-800-738-6337, ext. 8195

IMPORTANT NOTICE REGARDING IN PERSON OR VIRTUAL ANNUAL MEETING

We intend to hold our Annual Meeting in person at the Company's Headquarters as indicated in our Notice and Proxy Statement. We continue to monitor the uncertainties surrounding public health and travel concerns relating to the coronavirus. We are keeping open the options of holding a virtual-only meeting. Please monitor our website at www.1800petmeds.com/annualreports.jsp and our filings on the SEC's website at www.sec.gov for further information. We encourage you to review the Proxy Materials and vote in advance of the Annual Meeting.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.
You must reference your control number to vote by internet or request hard copy.

**You May Vote Your Proxy When You View The Material On The Internet.
You Will Be Asked To Follow The Prompts To Vote Your Shares.**

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call **1-877-777-2857**

or

By logging onto http://viewproxy.com/1800petmeds/2020

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.